UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
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Inspire Medical Systems, Inc.
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Inspire

2026 Proxy Statement

And Notice of Annual Meeting

INSPIRE MEDICAL SYSTEMS, INC., 5500 WAYZATA BLVD., SUITE 1600 | GOLDEN VALLEY, MN 55416
March 20, 2026
Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Inspire Medical Systems, Inc., which will be held on Thursday, April 30, 2026, beginning at 9:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

Our Board and management team led us through another year of substantial financial and operational performance.

In 2025, we delivered strong results as adoption of Inspire therapy continued to grow. We generated $912 million in revenue for the full year 2025, representing a 14% increase over full year 2024, and surpassed 125,000 patients treated with Inspire therapy. We advanced profitability as revenue approached the $1 billion milestone and delivered strong gross and operating margins, reflecting disciplined execution. Operationally, we launched the Inspire V neurostimulation system in the U.S., further reinforcing our commitment to innovation, and the clinical community’s engagement with Inspire therapy continued to expand, with more than 385 peer reviewed publications to date.

We have positioned our management team to enable our next phase of growth.

As we continued to scale and prepare for our next phase of growth over the last two years, we strengthened our leadership team with several important additions and transitions. In early 2026, we welcomed Matt Osberg as our Chief Financial Officer, bringing deep financial and operational experience to support our continued expansion. We also recently elevated Carlton Weatherby to Chief Strategy and Growth Officer, aligning our strategic, commercial, and market development efforts under a proven leader, in connection with Randy Ban’s retirement. These deliberate enhancements position Inspire for continued success as we execute against our long-term opportunities.

We are proposing to declassify our Board to further align with our stage of growth.

Reflecting feedback from our stockholders and broader market practices, the Board also reviewed our governance structure with a view toward transparency and alignment with Inspire’s current stage of growth. After extensive consideration, as described in Proposal No. 5, the Board is asking stockholders to approve an amendment to our Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders. The Board will continue to regularly evaluate our governance practices and consider stockholder perspectives to help ensure our structure remains appropriate and in the best interests of the Company and its stockholders.

We are requesting an equity plan amendment to advance our talent strategy goals.

Equity compensation is a cornerstone of how we attract, motivate and retain our most important asset – our people. We seek to align employee incentives with the long-term success of our business and the interests of our stockholders to encourage a shared focus on building lasting value. We are requesting stockholder approval of the amendment and restatement of our 2018 Incentive Award Plan to increase the number of shares authorized to allow us to continue our practice of broad-based employee equity compensation – of which over 80% of employees participated in for 2025 – while preserving cash so we can continue investing in our priorities and future growth. We encourage you to read additional details in the enclosed proxy statement under Proposal No. 6.

We are confident our Board and management team bring the right combination of skills, experience, and commitment to continue driving financial and operational excellence and creating long term value for all stakeholders.

On behalf of the Board of Directors, it is my pleasure to express our appreciation for being Inspire’s shareholder and your continued support.

Timothy P. Herbert Chairman, President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2026 Date THURSDAY April 30, 2026 Time 9:00 A.M. EASTERN TIME Place www.virtualshareholdermeeting .com/INSP2026
INSPIRE MEDICAL SYSTEMS, INC. 5500 WAYZATA BLVD., SUITE 1600 | GOLDEN VALLEY, MN 55416
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Inspire Medical Systems, Inc., a Delaware corporation, will be held on Thursday, April 30, 2026, at 9:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/INSP2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held to:
Votes Required	Board of Directors Recommendation

Proposal 1
Elect Gary L. Ellis, Georgia Melenikiotou, and Dana G. Mead, Jr. as Class II directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified
		A plurality of the votes cast. This means that the three nominees receiving the largest number of affirmative “FOR” votes will be elected as Class II directors	FOR
Proposal 2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR
Proposal 3	Approve, on an advisory (non-binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR
Proposal 4	Approve, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers
The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that received the highest number of votes cast to be the frequency recommended by stockholders.
1 YEAR
Proposal 5
Approve an amendment to our Seventh Amended and Restated Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders (“Proposal No. 5”)
		The affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock entitled to vote thereon.	FOR
Proposal 6	Approve an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (“Proposal No. 6”)	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	FOR
Proposal 7
Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6 (“Proposal No. 7”)
		The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	FOR
Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on March 2, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about March 20, 2026.

YOUR VOTE IS IMPORTANT. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors

Bryan K. Phillips
Senior Vice President, General Counsel, and Corporate Secretary
March 20, 2026
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.
There are four ways to vote:

by Internet at
www.proxyvote.com, 24
hours a day, seven days
a week, until 11:59 p.m.
Eastern Time on April 29,
2026 (have your Notice
and Access Card
or proxy card in hand when
you visit the website);
by toll-free telephone until 11:59 p.m. Eastern Time on April 29, 2026, at 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call);	by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); or
by attending and voting at the virtual
Annual Meeting by visiting
www.virtualshareholdermeeting.com/
INSP2026, where stockholders may vote and submit questions
(before and during) the
Annual Meeting.
Please have your Notice and Access Card or proxy card in hand when you visit the website.

Page
PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	34
Background	34
Board Recommendation	34
EXECUTIVE COMPENSATION	35
Compensation Discussion and Analysis	35
Severance and Other Benefits Payable Upon Termination of Employment or Change in Control	47
Risk Management Considerations	47
Tax and Accounting Considerations	48
Recovery of Erroneously Awarded Compensation Policy	48
Organization and Compensation Committee Report	48
Summary Compensation Table	49
Grants of Plan-Based Awards - Fiscal 2025	50
Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table	51
Outstanding Equity Awards at Fiscal Year-End	52
Option Exercises and Stock Vested - Fiscal 2025	53
Potential Payments Upon Termination or Change in Control	53
PAY VERSUS PERFORMANCE	55
CEO PAY RATIO	59
PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	60
PROPOSAL NO. 5 — APPROVE AN AMENDMENT TO OUR SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PHASE OUT THE CLASSIFIED BOARD STRUCTURE AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS BEGINNING WITH OUR 2029 ANNUAL MEETING OF STOCKHOLDERS	61
PROPOSAL NO. 6 — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE INSPIRE MEDICAL SYSTEMS, INC. 2018 INCENTIVE AWARD PLAN	63
PROPOSAL NO. 7 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL NO. 5 AND/OR PROPOSAL NO. 6	74
STOCK OWNERSHIP	75
Security Ownership of Certain Beneficial Owners and Management	75
Delinquent Section 16(a) Reports	77
CERTAIN TRANSACTIONS WITH RELATED PERSONS	78
Policies and Procedures on Transactions with Related Persons	78
Director and Officer Indemnification and Insurance	78
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	79
HOUSEHOLDING	79
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	80
2025 ANNUAL REPORT	87
ANNEX A – Proposed Amendment to the Amended and Restated Certificate of Incorporation	A-1
ANNEX B – Proposed Amended and Restated 2018 Incentive Award Plan	B-1
ANNEX C – Reconciliation of Non-GAAP Financial Measures	C-1

Forward-Looking Statements
This proxy statement (this “Proxy Statement”) contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding the anticipated declassification of the Board, our future performance, our plans for corporate governance and the plans and expectations under the sustainability initiatives of Inspire Medical Systems, Inc. (the “Company”). In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “future,” “outlook,” “guidance,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause actual future events to differ materially from the forward-looking statements in this Proxy Statement, including but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of the Company’s website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Proxy Statement. Any such forward-looking statements represent management’s estimates as of the date of this Proxy Statement. While the Company may elect to update such forward-looking statements at some point in the future, unless required by applicable law, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, one should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this Proxy Statement.

Proxy Summary
The information provided in this Proxy Summary is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Date THURSDAY April 30, 2026 Time 9:00 A.M. EASTERN TIME	There are four ways to vote:

	• by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on April 29, 2026 (have your Notice or proxy card in hand when you visit the website);	• by toll-free telephone until 11:59 p.m. Eastern Time on April 29, 2026, at 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call);	• by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); or
• by attending and voting at the virtual Annual Meeting by visiting www.virtualshareholder
meeting.com/INSP2026, where stockholders may vote and submit questions (before and during) the Annual Meeting. Please have your proxy card or Notice and Access card in hand when you visit the website.

Our Board of Directors Recommendation:

Proposal 1
Elect Gary L. Ellis, Georgia Melenikiotou, and Dana G. Mead, Jr. as Class II directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified
		A plurality of the votes cast. This means that the three nominees receiving the largest number of affirmative “FOR” votes will be elected as Class II directors	FOR
Proposal 2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR
Proposal 3	Approve, on an advisory (non-binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR

Inspire Medical Systems, Inc.	1	2026 Proxy Statement

Proposal 4	Approve, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers
The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that received the highest number of votes cast to be the frequency recommended by stockholders.
1 YEAR
Proposal 5
Approve an amendment to our Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders (“Proposal No. 5”)
		The affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock entitled to vote thereon	FOR
Proposal 6	Approve an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (“Proposal No. 6”)	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR
Proposal 7
Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6 (“Proposal No. 7”)
		The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	FOR
This Proxy Statement and our annual report for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Inspire Medical Systems, Inc. (the “Company,” “Inspire,” “we,” “us,” or “our”), in connection with our Annual Meeting. This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about March 20, 2026.
In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the Securities and Exchange Commission (the “SEC”). Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Inspire Medical Systems, Inc.	2	2026 Proxy Statement

About Inspire
Inspire Medical Systems, Inc. is a medical technology focused on the development and commercialization of innovative, minimally invasive solutions for patients with Obstructive Sleep Apnea (“OSA”). Our proprietary Inspire system is the first FDA, European Medical Device Regulation (“EU MDR”), and Japan Pharmaceuticals and Medical Devices Agency-approved neurostimulation technology of its kind that provides a safe and effective treatment for patients with moderate to severe OSA.
Our Mission: We are committed to enhancing patients’ lives through sleep innovation. We are steadfast in our commitment to prioritize patient outcomes, act with integrity and lead with respect. With positive persistence at our core, we are committed to all those we serve.
Core Values: Our core values, reflected below, guide our business decisions and define who we are.

Positively Persistent

WE CAN

We are confident about today and tomorrow and are never complacent in our quest to build an enduring company

FOCUSED ON OUTCOMES

We put the patient first.

We create positive experiences for patients and physicians by driving successful outcomes.

LEADING WITH RESPECT

We lift every voice.

We value differing viewpoints by actively listening, candidly communicating, and thoughtfully delivering constructive feedback.

FUELED BY INNOVATION

We champion the possible.

We relentlessly create ways, both big and small, to improve the lives of our patients and reduce complexity for our customers.

GROUNDED IN INTEGRITY

We do the right thing.

We have an unmatched accountability to each other, our partners, and the patients we serve.

COMMITTED TO COMPLIANCE

We understand compliance is not a choice.

We embrace the rules and leverage them as the foundation in everything we do.

2025 Business Highlights

•	Generated revenue of $912.0 million for full year 2025, a 14% increase over full year 2024	•	Surpassed 125,000 patients treated with Inspire therapy
•
Achieved adjusted net income(1) of $72.1 million and adjusted net income per diluted share(1) of $2.42 for full year 2025, representing significant progress on profitability as our revenue reaches close to $1 billion
		•	Launched the Inspire V neurostimulation system in the U.S.
•	Delivered strong gross and adjusted operating margins(1) of 85.4% and 7.3%, respectively, for full year 2025	•	Exceeded 385 peer-reviewed publications

(1)	This proxy statement contains non-GAAP financial measures. Additional information and reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in Annex C.

Inspire Medical Systems, Inc.	3	2026 Proxy Statement

ABOUT INSPIRE

Strong Patient Outcomes

*	Inspire Patient Experience Report 2024
Sustainability Highlights
Our mission and core values are the foundation of Inspire’s sustainability approach, distilled through how we positively impact the lives of patients, our employees, and our planet. We aim to understand the impacts of our products and operations as well as potential non-financial, long-term risks and opportunities for our business, and to tailor our approach to sustainability accordingly. In May 2025, we published our 2024 Sustainability Report, which provides transparency on our various sustainability programs and initiatives in response to investor and stakeholder interest. A copy of the 2024 Sustainability Report is available in the “Investors” section of our website under “Governance.” We expect to publish our Sustainability Report for 2025 in the second quarter of 2026. Information on our website, including our sustainability reports, is not part of this or any other report we file with, or furnish to, the SEC.

OUR PATIENTS	OUR PEOPLE

Our patients are at the core of everything we do. Our approach to sustainability is centered on an unwavering commitment to provide safe, effective, reliable, and accessible treatments for OSA. We aim to make our products more sustainable with a high regard for patient outcomes and safety by applying a rigorous quality management system to our product design, commercialization, and distribution processes.

We recognize that our people are critical to our success, and the strength of our organizational culture is one of our core strategic pillars. We prioritize attracting, engaging, and retaining top talent to deliver the highest quality outcomes for the patients we serve. The strength of our organizational culture also depends on continuing to foster a place where all of our employees feel valued, respected, and empowered.

OUR COMMUNITIES	THE ENVIRONMENT

We seek to extend our impact as a business to not just improve the quality of life of individuals with OSA, but to also enrich the communities in which we live and work. In 2025, we continued to advance our community and corporate giving efforts through InspireGives, organizing charitable donations and volunteer efforts that align with our mission and values.

As part of our commitment to operational excellence and regulatory preparedness, we aim to better understand the environmental impact of our business. We strive to identify, manage, and disclose our climate-related risks and opportunities.

Inspire Medical Systems, Inc.	4	2026 Proxy Statement

ABOUT INSPIRE

Board Snapshot

Inspire Medical Systems, Inc.	5	2026 Proxy Statement

PROPOSAL NO. 1
Election of Directors
Board Size, Structure, and Election Process
Our certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at nine, and we currently have nine directors serving on the Board (see “Current Directors and Terms” below).
Our Certificate of Incorporation currently provides that the Board be divided into three classes, designated as Class I, Class II, and Class III, serving staggered three-year terms, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation, or removal. Under the current structure, at each annual meeting of stockholders, the Board proposes a slate of nominees to the stockholders for election of directors in the class whose term is expiring. Between annual meetings, the Board may elect directors to fill vacancies with new directors allocated among classes and each class should consist, as nearly as may be possible, of one-third of the total number of directors.

As described further in Proposal No. 5 below, the Board recommends that the Company’s stockholders approve at the Annual Meeting an amendment to the Company’s Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders.

Our Corporate Governance Guidelines provide that in an uncontested election of directors, any nominee for director who does not receive a majority of the votes cast for his or her election shall offer to resign from the Board. The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept it.
The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote by the inspector of elections, and will disclose its decision and the reasons for rejecting the offer, if applicable, in a Current Report on Form 8-K. Any director who tenders his or her offer to resign from the Board pursuant to the Corporate Governance Guidelines may not participate in the Nominating and Corporate Governance Committee or Board deliberations regarding whether to accept the offer of resignation.
The Board believes that this process provides accountability to stockholders and responsiveness to stockholders’ votes, while allowing the Board appropriate discretion in considering whether a particular director’s resignation would be in the best interests of the Company and its stockholders.
Current Directors and Terms
As of the date of this Proxy Statement, the Class II directors with a term ending at the Annual Meeting are Gary L. Ellis, Georgia Melenikiotou, and Dana G. Mead, Jr.; the Class III directors with a term ending at the 2027 annual meeting of stockholders are Shelley G. Broader, Myriam J. Curet, M.D., and Casey M. Tansey; and the Class I directors with a term ending at the 2028 annual meeting of stockholders are Cynthia B. Burks, Timothy P. Herbert, and Shawn T McCormick.
Nominees for Director
Gary L. Ellis, Georgia Melenikiotou, and Dana G. Mead, Jr. have been nominated by the Board to stand for election at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Ellis, Ms. Melenikiotou and Mr. Mead will each serve for a term expiring at the annual meeting to be held in 2029 (the “2029 Annual Meeting”) and until the election and qualification of her or his successor, or until her or his earlier death, resignation, or removal.

Inspire Medical Systems, Inc.	6	2026 Proxy Statement

PROPOSAL NO. 1

Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.
RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF GARY L. ELLIS, GEORGIA MELENIKIOTOU, AND DANA G. MEAD, JR. AS CLASS II DIRECTORS TO HOLD OFFICE UNTIL THE 2029 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

Inspire Medical Systems, Inc.	7	2026 Proxy Statement

PROPOSAL NO. 1

Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of March 20, 2026 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions she or he holds, her or his principal occupation and business experience for the past five years, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees have or display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors and that help build a board of directors that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a broad range of professional experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below in the matrix and director biographies sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that each individual should serve as a director in light of our business and structure.

	Broader	Burks	Curet	Ellis	Melenikiotou	Herbert	McCormick	Mead	Tansey
Consumer Marketing / Brand Mgmt.	•				•
Financial / Capital Markets				•	•	•	•		•
Industry and Technology			•	•		•	•	•	•
International / Global	•	•		•	•			•
Legal / Compliance		•	•
Mfg. / Operations / Supply Chain							•
Medical Professional			•
Talent / Human Capital Mgmt.		•
Chief Executive Officer	•					•		•	•

Consumer Marketing / Brand Mgmt. includes direct-to-consumer, brand management, and segment marketing
Financial / Capital Markets includes expertise relating to finance and capital formation strategies, familiarity with complex financial and accounting concepts, and deep understanding of financial statements
Industry and Technology includes development of medical devices, digital, and other emerging technologies, particularly those impactful to medical device development
International / Global includes knowledge of local markets outside the U.S. and insights regarding global business and cultural perspectives	Legal / Compliance includes knowledge of quality and other regulatory requirements relevant to medical device companies	Manufacturing (Mfg.) / Operations / Supply Chain includes responsibility for oversight of the manufacturing process and management of suppliers
Medical Professional includes time as a practicing physician and experience as an active member of a medical community	Talent / Human Capital Mgmt. includes expertise with talent strategies, organization health and culture, compensation programs, and organizational design	Chief Executive Officer includes an understanding of the complexities inherent in running a public company that helps the Board independently oversee management

Inspire Medical Systems, Inc.	8	2026 Proxy Statement

PROPOSAL NO. 1

CLASS II DIRECTOR NOMINEES FOR ELECTION TO THREE-YEAR TERMS EXPIRING AT THE 2029 ANNUAL MEETING OF STOCKHOLDERS

Gary L. Ellis
Age: 69
Lead Independent Director
Independent Director since: 2019
Committee(s):
 •
Nominating and Corporate Governance, Chair
 • Organization and Compensation
Other Public Boards:
 • The Toro Company (since 2006)
 • Hill-Rom Holdings, Inc. (2017 – 2021)
Education:
 • B.S., Accounting, University of S. Dakota
 • Certified Public Accountant (inactive)

Qualifications:
 •
Financial / Capital Markets expertise acquired through an extensive career in accounting and finance, including as CFO of Medtronic for more than 10 years and before that as a Senior Audit Manager for PwC, helps Mr. Ellis bring valuable knowledge of financial oversight and reporting to our Board.
 •
Industry and Technology experience gained during his almost two decades at Medtronic helps him bring deep knowledge of our Industry to the Board.
 •
International / Global experience developed during his tenure at Medtronic, including his service as EVP, Global Operations, allow him to bring a global operations perspective to our Board.

Experience:
 •
Medtronic plc and its subsidiary, Medtronic, Inc., a global medical technology company: Executive Vice President, Global Operations, Information Technology and Facilities & Real Estate (June 2016 –
December 2016); Executive Vice President and Chief Financial Officer, Medtronic, Inc. (2014 – 2016); Senior Vice President and Chief Financial Officer, Medtronic, Inc. (2005 – 2014); Vice President, Corporate Controller and Treasurer, Medtronic, Inc. (1999 – 2005)

Georgia Melenikiotou
Age: 66
Independent Director since: 2020
Committee(s):
 • Audit
 • Nominating and Corporate Governance
Other Public Boards:
 • Pulmonx Corporation (since 2020)
 • Almirall, S.A. (2015 – 2022)
 • Douglas Group (since 2024)
 • Natura & Co (2021 – 2024)
Education:
 •
B.S. and M.S., Engineering, National Technical University of Athens
 • MBA, Sloan School of Mgmt. at M.I.T.

Qualifications:
 •
International / Global experience gained through Ms. Melenikiotou’s leadership roles at multinational companies, including roles in Belgium, France, Greece, Italy, Switzerland, and the United Kingdom, allow her to add a global business perspective to our Board.
 •
Consumer Marketing expertise developed while serving in senior roles overseeing marketing initiatives at Estée Lauder, help her bring to the Board extensive knowledge of consumer perspectives and trends.
 •
Financial / Capital Markets experience gained establishing and executing corporate finance strategies in senior-level roles enable her to offer invaluable insights and perspectives regarding the Company’s capital and finance strategies.

Experience:
 •
The Estée Lauder Companies, a global beauty products company: Executive Vice President, Corporate Marketing (2015 – 2020); Senior Vice President, Corporate Marketing (2010 – 2014)
 •
Had a 27-year career including several senior leadership positions at Johnson & Johnson, a global manufacturer of medical devices, pharmaceutical products, and consumer packaged goods (1983 – 2010), including serving as President, J&J Consumer France, President, Global Business Unit Strategy and New Growth, and Global President, Beauty

Inspire Medical Systems, Inc.	9	2026 Proxy Statement

PROPOSAL NO. 1

Dana G. Mead, Jr.
Age: 66
Independent Director since: 2008
Committee(s):
 • Audit
 •
Quality, Product Supply, and Technology, Chair
Other Public Boards:
 •
Pulmonx Corporation, (since 2010), Chairman since 2019
 • Inari Medical Inc. (2021 – 2025)
 • Intersect ENT, Inc., (2007 – 2022)
 • HeartFlow (2019 – 2021)
Education:
 • B.A., Lafayette College
 • M.B.A., University of Southern California

Qualifications:
 •
Industry and Technology experience developed through Mr. Mead’s roles as CEO of a surgical device developer and manufacturer and at a digital health company, help him add valuable experience in our industry to the Board. He also brings technology expertise gained as CEO and President of HeartFlow, a company focused on the transformation of the diagnosis and treatment of heart disease, enable him to bring to the Board valuable insights in the emerging field of digitization, which is an important aspect of the Company’s strategy.
 •
International / Global experience gained in various senior-level leadership roles with global responsibilities, including President, Asia Pacific Operations for Guidant Corporation, enables Mr. Mead to bring value to our Board in guiding our global strategy.
 •
Chief Executive Officer experience acquired through his CEO roles with HeartFlow and Beaver-Visitec allows him to provide the Board with valuable senior leadership and governance perspective.

Experience:
 •
Chief Executive Officer and President, HeartFlow, Inc., a digital health company transforming how heart disease is diagnosed and treated (2019 – 2021)
 •
Chief Executive Officer and President, Beaver-Visitec International, Inc., a surgical device developer and manufacturer (2016 – 2019)
 •
Partner, Kleiner Perkins Caufield & Byers, a venture capital investment firm (2005 – 2016)

Inspire Medical Systems, Inc.	10	2026 Proxy Statement

PROPOSAL NO. 1

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Cynthia B. Burks
Age: 60
Independent Director since: 2022
Committee(s):
 • Organization and Compensation
 • Audit
Other Public Boards:
 • WD-40 Company (since 2022)
Education:
 • B.S., Finance, Marquette University
 •
M.B.A., Thunderbird School of Global Management at Arizona State University
 • J.D., Univ. of San Francisco School of Law

Qualifications:
 •
Talent Management / Human Capital Strategy expertise gained through her significant career in human resources, enables Ms. Burks to help advise the Company on its human capital strategy in areas critical to our business, including talent management, succession planning, compensation strategy, designing employee culture to increase competitive advantage, engagement and organizational design.
 •
International / Global experience gained in service in various senior-level leadership roles with global responsibility at Genentech enables Ms. Burks to bring value to our Board in guiding our global strategy.
 •
Legal / Compliance expertise acquired through her education as an attorney and service in various senior-level human resources roles at Genentech where she was responsible for successfully executing strategies and other initiatives subject to complex rules and regulatory requirements, enables her to share perspectives that are relevant to the Board’s oversight responsibilities.

Experience:
 •
Genentech, Inc., a biotechnology company that is a member of the Roche Group: Senior Vice President and Chief People and Culture Officer
(2019 – 2021); Vice President, Head of Human Resources, Genentech Research and Early Development (2015 – 2019); held various human resource management roles (2011 – 2015)
 •
Held human resource and organizational development positions in industries including media, consumer goods and technology (1999 – 2011)

Timothy P. Herbert
Chairman, President &
Chief Executive Officer
Age: 63
Chairman since: 2024
Director since: 2007
Education:
 •
B.S., Electrical Engineering, North Dakota State University
 • M.B.A., University of St. Thomas

Qualifications:
 •
Industry and Technology experience gained through an extensive career in the healthcare and medical device industry, including founding Inspire, enables Mr. Herbert to bring deep knowledge of our business, products and industry to the Board. Additionally, his experience obtained through his time at Medtronic and Inspire, where he was instrumental to successfully developing the technology at the Company’s foundation, strengthens his ongoing Board contributions.
 •
Financial / Capital Markets experience and expertise gained leading capital formation strategies and initiatives, including equity financing and stock offerings, enable Mr. Herbert to offer invaluable insights and perspectives regarding financial and capital markets.
 •
Chief Executive Officer experience gained through his tenure leading Inspire make him well suited to help our Board with governance oversight and strategy setting.

Experience:
 •
President and Chief Executive Officer, Inspire Medical Systems, Inc. (since 2007 when he founded the Company)
 •
Held management positions in product development, clinical research, sales, marketing, and healthcare reimbursement at Medtronic plc, a medical equipment development company (1996 – 2007)

Inspire Medical Systems, Inc.	11	2026 Proxy Statement

PROPOSAL NO. 1

Shawn T McCormick
Age: 61
Independent Director since: 2017
Committee(s):
 • Audit, Chair
 • Quality, Product Supply, and Technology
Other Public Boards:
 • Nevro Corp. (2014-2025)
 • Surmodics, Inc. (2015 – 2020)
 • Entellus Medical, Inc. (2014-2018)
Education:
 • B.S., Accounting, Arizona State University
 •
M.B.A., University of Minnesota’s Carlson School of Management
 • Certified Public Accountant (inactive)

Qualifications:
 •
Financial / Capital Markets expertise developed through his experience in finance leadership roles, including service as CFO for several public companies, helps Mr. McCormick bring valuable knowledge of financial oversight and reporting to our Board.
 •
Industry and Technology experience gained through more than three decades working in the healthcare and medical device industries adds valuable industry perspective to our Board. Additionally, his significant career in the medical sector and with medical device companies have given him a deep understanding of technologies in our industry that are core to the Company’s business and strategy.
 •
Manufacturing / Operations / Supply Chain experience gained as COO of Lutonix, enable Mr. McCormick to offer invaluable insights and perspectives regarding the Company’s manufacturing, operations and supply chain strategies and related initiatives.

Experience:
 •
Chief Financial Officer, Aldevron, LLC, a technology company specializing in the manufacture of plasmid DNA, mRNA and proteins (2020 – 2022, several months after Aldevron was acquired by Danaher Corporation)
 •
Held executive management roles at various public and private medical device companies (2009 – 2015), including as Chief Financial Officer, Tornier N.V., a global orthopedic company (2012 – 2015 when Tornier merged with Wright Medical Group, Inc.)
 •
Held various management positions at Medtronic plc, including in corporate development and finance (1992 - 2009)

Inspire Medical Systems, Inc.	12	2026 Proxy Statement

PROPOSAL NO. 1

CLASS III DIRECTOR NOMINEES WHOSE TERMS EXPIRE AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Shelley G. Broader
Age: 61
Independent director since: 2020
Committee(s):
 • Organization and Compensation, Chair
 • Nominating and Corporate Governance
Other Public Boards:
 • Loblaw Companies Limited (since 2022)
 • The Vita Coco Company (since 2026)
 • Dutch Bros Inc. (2021 – 2023)
 • Chico’s FAS, Inc. (2015 – 2019)
 • Raymond James Financial,
Inc. (2008 – 2020)
Education:
 • B.A., Washington State University

Qualifications:
 •
International / Global experience gained through leadership of multinational brands helps Ms. Broader bring value to our Board in guiding our global strategy.
 •
Consumer Marketing / Brand Management expertise acquired through her career in retail enables her to contribute extensive insights regarding consumer perspectives.
 •
Chief Executive Officer experience gained through her service as CEO and President of Chico’s enables her to share strategies and perspectives that are relevant to the Board’s oversight responsibilities.

Experience:
 •
Chief Executive Officer and President, Chico’s FAS, Inc., a fashion retailer (2015 – 2019)
 •
Walmart Inc., a multinational retail company (2009 – 2015): President and Chief Executive Officer, Walmart Europe, Middle East and Sub-Saharan Africa region (2014 – 2015); President and Chief Executive Officer, Walmart Canada Corp. (2011 – 2014); Chief Merchandising Officer, Walmart Canada Corp. (2010 – 2011); Senior Vice President, Sam’s Club, a division of Walmart (2009 – 2010)

Myriam J. Curet, M.D.
Age: 69
Independent director since: 2023
Committee(s):
 • Nominating and Corporate Governance
 • Quality, Product Supply, and Technology
Other Public Boards:
 • Stereotaxis (since 2021)
 • Nektar Therapeutics (2019 – 2024)
Education:
 • B.A., Bryn Mawr College
 • M.D., Harvard Medical School
 • Residency, University of Chicago
 •
Fellowship, surgical endoscopy, University of New Mexico

Qualifications:
 •
Medical Professional experience developed through three decades working in healthcare and academia allows Dr. Curet to provide valuable insights into how to educate and work with medical professionals.
 •
Industry and Technology experience gained through her service on the boards of medical device and biopharma companies and her various senior-level roles at Intuitive Surgical has resulted in a deep knowledge of our industry and technology.
 •
Legal / Compliance expertise acquired through her leadership at Intuitive Surgical, including overseeing the development of clinical evidence, physician education, and reimbursement and regulatory activities, is a core competency for Board oversight of the Company.

Experience:
 •
Intuitive Surgical, a global technology leader in minimally invasive care and the pioneer of robotic-assisted surgery: Executive Vice President and Chief Medical Officer (since 2017); Senior Vice President and Chief Medical Officer (2014 – 2017); Chief Medical Advisor (2005 – 2014)
 •
Stanford University: Clinical Professor of Surgery (since 2015); Professor (2000 – 2015)
 •
Associate Professor of Surgery, University of New Mexico (1994 – 2000)
 •
Held various positions, Indian Health Service, an agency within the Department of Health and Human Services
 •
Medical Deputy Director, Gallup Indian Medical Center in New Mexico

Inspire Medical Systems, Inc.	13	2026 Proxy Statement

PROPOSAL NO. 1

Casey M. Tansey
Age: 68
Independent Director since: 2008
Committee(s):
 • Organization and Compensation
 • Quality, Product Supply, and Technology
Other Public Boards:
 • Shoulder Innovations (since 2020)
 • Intersect ENT, Inc. (2006 – 2017)
Education:
 • B.S. and M.B.A., College of Notre Dame

Qualifications:
 •
Industry and Technology expertise gained through more than three decades in the medical device industry holding roles at companies such as Epicor Medical, Heartport, Inc., a public company that helped pioneer minimally-invasive cardiac surgery, and Baxter Edward enables Mr. Tansey to bring valuable industry knowledge to our Board. Additionally, his years of experience supporting early-stage medical device companies, including at Epicor Medical, Baxter Edward, and now at U.S. Venture Partners, where his focuses include the development of minimally invasive technologies, helps him contribute deep knowledge of technologies critical to our business.
 •
Chief Executive Officer experience gained through his service as CEO of Heartport enables him to share perspectives that are relevant to the Board’s oversight responsibilities.
 •
Financial / Capital Markets expertise acquired through extensive experience at his current firm investing in the medical device, biotechnology and healthcare information technology sectors enable him to offer invaluable insights and perspectives regarding financial and capital markets.

Experience:
 •
U.S. Venture Partners, a venture capital investment firm: Managing Partner (since 2014); Managing Member (2005 – 2014)
 •
Epicor Medical, a medical device company specializing in minimally invasive treatments for atrial fibrillation: President and Chief Executive Officer (2002-2004)
 •
Heartport, a medical device company that pioneered minimally invasive cardiac surgery technologies: President and Chief Executive Officer
(1999-2001)
 •
Current and former director of many early-stage and private medical device and life science companies

Inspire Medical Systems, Inc.	14	2026 Proxy Statement

Corporate Governance
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Corporate Governance—Governance Documents” section of the “Investors” page of our website located at www.inspiresleep.com, or by writing to our Corporate Secretary at our offices at 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416. Among the topics addressed in our Corporate Governance Guidelines are:

•	Board size, independence, and qualifications	•	Director compensation
•	Classes of directors and election process	•	Stock ownership
•	Executive sessions of independent directors	•	Board access to senior management
•	Board leadership structure	•	Board access to independent advisors
•	Selection of new directors	•	Board self-evaluations
•	Director orientation and continuing education	•	Board meetings
•	Limits on board service	•	Meeting attendance by directors and non-directors
•	Change of principal occupation of directors	•	Meeting materials
•	Term limits	•	Board committees, responsibilities, and independence
•	Director responsibilities	•	Succession planning

Governance Structure
The Board regularly reviews the corporate governance policies and practices of the Company to determine whether they are appropriate and will advance the Board’s and management’s goal of maximizing long-term stockholder value. Our current governance structure includes a classified board, plurality voting for directors, and requires a supermajority vote to make certain changes to our governance documents.
Classified Board Structure
In accordance with our Certificate of Incorporation, and as permitted under applicable state law, our Board of Directors is currently divided into three classes. Our classified board structure has been in place since our initial public offering (our “IPO”) in 2018. The Board regularly evaluates whether to maintain a classified Board structure and has determined that it is now in the best interests of the Company and our stockholders to phase out the classified structure.

As described further in Proposal No. 5 below, the Board recommends that the Company’s stockholders approve at the Annual Meeting an amendment to the Company’s Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders.

PLURALITY VOTING STANDARD FOR DIRECTOR ELECTIONS
The Company’s current plurality voting standard yields a definitive result in a simple, efficient and transparent manner, which has historically been effective in electing strong, independent directors to our Board. Further, we believe that under the current plurality voting standard, stockholders have a meaningful opportunity to express disapproval with corporate policies, strategy, or director candidates through the use of withhold votes.
Our Corporate Governance Guidelines provide that in an uncontested election of directors, any nominee for director who does not receive a majority of the votes cast for his or her election shall offer to resign from the Board. The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept it. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote by the inspector of elections, and will

Inspire Medical Systems, Inc.	15	2026 Proxy Statement

CORPORATE GOVERNANCE

disclose its decision and the reasons for rejecting the offer, if applicable, in a Current Report on Form 8-K. Any director who tenders his or her offer to resign from the Board pursuant to the Corporate Governance Guidelines may not participate in the Nominating and Corporate Governance Committee or Board deliberations regarding whether to accept the offer of resignation.
The Board believes that this process provides accountability to stockholders and responsiveness to stockholders’ votes, while allowing the Board appropriate discretion in considering whether a particular director’s resignation would be in the best interests of the Company and its stockholders.
SUPERMAJORITY VOTING STANDARD IN OUR Charter and Bylaws
Our Certificate of Incorporation and bylaws, as currently in effect (the “Bylaws”), provide that two-thirds of the voting power of the Company are required to enact certain changes to the Company’s governing documents, including, for example, adopting, amending, altering or repealing provisions of the Bylaws. At the time of our IPO in 2018, the Board believed that this supermajority voting standard was an important component of the Company’s governance structure to safeguard the long-term interests of the Company and its stockholders.
The Board continues to believe that the Company’s supermajority voting standards are in the best interests of the Company and our stockholders primarily for the following reasons set forth below:
•	The supermajority voting standards are appropriately limited and apply to extraordinary transactions and fundamental changes to corporate governance.
•	The supermajority voting requirements help protect stockholders, particularly minority stockholders, against the potentially self-interested actions of short-term investors.
•
The supermajority voting requirements help protect the ability of the Board to evaluate proposed takeover offers, consider alternatives, and protect stockholders against abusive tactics during a potential takeover process.

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer, or CEO, in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment of a presiding non-management director (the “Lead Director”), as recommended by the Nominating and Corporate Governance Committee. The Lead Director’s responsibilities include, but are not limited to: assisting the Chair of the Board in establishing the agendas for Board meetings and the schedule of agenda subjects to be discussed during the year; having the authority to call meetings of the independent directors; presiding at meetings of the Board at which the Chair is not present, including executive sessions of the independent directors; serving as a liaison between the Chair and the independent directors; previewing the information to be provided to the Board; together with the Chair of the Organization and Compensation Committee, communicating to the CEO the results of his or her annual performance review and compensation; together with the Chair of the Nominating and Corporate Governance Committee, leading the Board’s annual self-evaluation; and to have such other duties as are otherwise determined by the Board from time to time.
Mr. Herbert has served in the combined role of Chair and CEO since 2024. The Board believes that Mr. Herbert’s decades of expertise in the medical device industry as well as his deep understanding of the business that he founded make him uniquely qualified to effectively manage the business, execute our strategic priorities, and lead the Board. Mr. Ellis has served as the Board’s Lead Director since 2024.
The Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board, giving primary responsibility for the operational leadership and strategic direction of the Company to our Chair and CEO, while enabling the Lead Director to facilitate the Board’s independent oversight of management. In addition, the Board believes this leadership structure appropriately aligns with the Board’s overall oversight of risk, as described under “Board Role in Risk Oversight” below.

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CORPORATE GOVERNANCE

We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies at all times. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Director Independence
Under our Corporate Governance Guidelines and the New York Stock Exchange (“NYSE”) rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us. In addition, the director must meet the bright-line tests for independence set forth by the NYSE rules.
Our Board has undertaken a review of its composition, the composition of its committees, and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors has determined that none of Ms. Broader, Ms. Burks, Dr. Curet, Mr. Ellis, Ms. Melenikiotou, Mr. McCormick, Mr. Mead, or Mr. Tansey, representing 8 of our 9 current and continuing directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the rules of the NYSE. Mr. Herbert, our President and CEO, is the only director who is not independent. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the organizations with which our non-employee directors have current relationships that may be pertinent to their independence.
Board Committees
Our Board of Directors historically has four standing committees: an Audit Committee, an Organization and Compensation Committee, a Nominating and Corporate Governance Committee and a Quality, Product Supply, and Technology Committee. The responsibilities of our standing committees are described below.
From time-to-time special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Organization and Compensation Committee, the Nominating and Corporate Governance Committee and the Quality, Product Supply, and Technology Committee operates under a written charter that is available on our website. The table below reflects our committee membership as of March 20, 2026.

Director	Audit Committee	Organization and Compensation Committee	Nominating and Corporate Governance Committee	Quality, Product Supply, and Technology Committee
Shelley G. Broader	—	Chair	X	—
Cynthia B. Burks	X	X	—	—
Myriam J. Curet, M.D.	—	—	X	X
Gary L. Ellis	—	X	Chair	—
Georgia Melenikiotou	X	—	X	—
Timothy P. Herbert	—	—	—	—
Dana G. Mead, Jr.	X	—	—	Chair
Shawn T McCormick	Chair	—	—	X
Casey M. Tansey	—	X	—	X

Inspire Medical Systems, Inc.	17	2026 Proxy Statement

CORPORATE GOVERNANCE

Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our risk management program, (iv) the performance of our independent auditor, and (v) the design and implementation of our internal audit function and internal controls. Our Audit Committee is responsible for, among other things:
•
appointing, compensating, retaining, evaluating, and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management’s response;
•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the committee or exempt from such requirement under SEC rules);

•	reviewing and discussing our annual and quarterly financial statements with management and our independent registered public accounting firm;
•
discussing and overseeing our policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	overseeing our information security and technology risks, including information security, cybersecurity, and related risk management programs;
•
reviewing management’s use of sustainability measures and metrics, as well as other non-GAAP measures and metrics, and reviewing in particular how these measures are used to evaluate performance, whether they are consistently prepared and presented, what disclosure controls and procedures relating to these measures are in place, and how such measures are disclosed; and

•
overseeing, and annually reviewing, procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Audit Committee has the authority to engage independent legal, accounting, and other advisors as it deems necessary or appropriate to assist in carrying out its responsibilities. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Audit Committee.
Our Audit Committee currently consists of Ms. Burks, Ms. Melenikiotou, Mr. McCormick, and Mr. Mead, with Mr. McCormick serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the NYSE. Our Board of Directors has affirmatively determined that each of Ms. Burks, Ms. Melenikiotou, Mr. McCormick, and Mr. Mead qualifies as “independent” under NYSE’s additional standards applicable to audit committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board of Directors has determined that Ms. Melenikiotou, Mr. McCormick, and Mr. Mead each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The determination by our Board of Directors for Mr. McCormick was made based on experience and education which demonstrate his attributes as an audit committee financial expert, including the fact that he has been the chief financial officer of several medical technology companies and is a Certified Public Accountant (inactive), holding a degree in accounting and an M.B.A. Both Ms. Melenikiotou and Mr. Mead also have education and experience supporting their determination by the Board of Directors as audit committee financial experts, including that both have M.B.A. degrees and financial oversight experience, with Ms. Melenikiotou gaining this experience as a president at Johnson & Johnson and Mr. Mead gaining this experience as a CEO of several medical technology companies.

Inspire Medical Systems, Inc.	18	2026 Proxy Statement

CORPORATE GOVERNANCE

Organization and Compensation Committee
Our Organization and Compensation Committee oversees our human capital strategies and programs, and our compensation policies, plans, and benefits programs. The committee is responsible for, among other things:
•
reviewing and approving corporate goals and objectives with respect to the compensation of our CEO, evaluating our CEO’s performance in light of these goals and objectives, and setting the CEO’s compensation;

•	reviewing and approving the compensation of our other executive officers;
•	reviewing and making recommendations to our Board of Directors regarding director compensation;
•
reviewing and approving or making recommendations to our Board of Directors regarding our management incentive program and other cash incentive plans for executive officers, and equity-based incentive plans and arrangements;

•	reviewing the Company’s human capital management strategies, programs, and initiatives, including succession planning for executive officers and other senior executives;
•
providing support to the Nominating and Corporate Governance Committee in overseeing the Company’s strategy, policies, and practices and related reporting with respect to significant sustainability matters, with a focus on social matters;

•	overseeing the Company’s stock ownership guidelines and policy for clawback of incentive compensation; and
•	appointing and overseeing any compensation consultants.
The Organization and Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.
Our Organization and Compensation Committee currently consists of Ms. Broader, Ms. Burks, Mr. Ellis, and Mr. Tansey, with Ms. Broader serving as chair. Our Board of Directors has determined that each of Ms. Broader, Ms. Burks, Mr. Ellis, and Mr. Tansey qualifies as “independent” under NYSE’s additional standards applicable to compensation committee members and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Organization and Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel, and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel, or advisor, the Organization and Compensation Committee reviews and considers the independence of such consultant, counsel, or advisor in accordance with applicable NYSE rules. We provide appropriate funding for payment of reasonable compensation to any advisor retained by the Organization and Compensation Committee.
COMPENSATION CONSULTANTS
The Organization and Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Organization and Compensation Committee has engaged the services of Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), as its independent outside compensation consultant.
All executive compensation services provided by Aon during fiscal 2025 were conducted under the direction or authority of the Organization and Compensation Committee, and all executive compensation services performed by Aon were pre-approved by the Organization and Compensation Committee. Aon’s executive compensation services during fiscal 2025 included, among other things, reviewing the Company’s executive compensation policy, evaluating the Company’s peer group used to set executive compensation, providing benchmark data as well as broad market data regarding compensation for executives serving in similar capacities, and providing information on current trends and developments in executive and director compensation. Neither Aon nor any of its affiliates maintains any other

Inspire Medical Systems, Inc.	19	2026 Proxy Statement

CORPORATE GOVERNANCE

direct or indirect business relationships with us or any of our subsidiaries. The Organization and Compensation Committee evaluated whether any work provided by Aon raised any conflict of interest for services performed during fiscal 2025 raised a conflict of interest, including consideration of the independence factors under SEC and NYSE standards, and determined that no such conflict existed.
Additionally, during fiscal 2025, Aon conducted a pay equity analysis, provided a compensation database to the Company, and provided additional strategic advice on potential compensation programs for the broader employee population.
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the 2025 fiscal year, the directors who served on our Organization and Compensation Committee were Ms. Broader, Mr. Ellis, Ms. Burks, and Mr. Tansey, none of whom was, during the fiscal year, an officer or employee of the Company and none of whom was formerly an officer of the Company. During fiscal 2025, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Organization and Compensation Committee. During fiscal 2025, no other relationships required to be disclosed under Item 404 of Regulation S-K existed aside from those identified herein.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board of Directors;
•	recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•	overseeing the Company’s strategy, policies, and practices and related reporting with respect to significant sustainability matters, in coordination with other Board committees;
•	overseeing the annual self-evaluations of our Board and management, together with our Lead Director;
•	reviewing the Company’s succession plans for its Chief Executive Officer; and
•	developing and recommending to our Board a set of corporate governance guidelines and principles.
The Nominating and Corporate Governance Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Nominating and Corporate Governance Committee has the authority to retain any search firm to be used to identify director nominees and independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities and we will pay the compensation of any such firm or advisor engaged.
Our Nominating and Corporate Governance Committee currently consists of Ms. Broader, Dr. Curet, Mr. Ellis and Ms. Melenikiotou, with Mr. Ellis serving as chair. Our Board has determined that each of Ms. Broader, Dr. Curet, Mr. Ellis, and Ms. Melenikiotou qualifies as “independent” under applicable NYSE rules for purposes of serving on the Nominating and Corporate Governance Committee. Dr. Griffin and Mr. Nelson served on the Nominating and Corporate Governance Committee until our 2025 annual meeting of stockholders held on May 1, 2025, and our Board previously determined that each of Dr. Griffin and Mr. Nelson qualified as “independent” under applicable NYSE rules for serving on a nominating and corporate governance committee.

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CORPORATE GOVERNANCE

Quality, Product Supply, and Technology Committee
Our Quality, Product Supply, and Technology Committee oversees and assists our Board in carrying out the Board’s oversight responsibilities over the quality, safety, and supply of the Company’s products, the Company’s compliance with legal and regulatory requirements and the Company’s Code of Conduct, and the Company’s research, innovation, and technology initiatives and programs. The committee is responsible for, among other things:
•
overseeing risk management of product quality, safety, and supply matters, including the Company’s strategy and systems in place to monitor the quality and safety of the Company’s products, the Company’s quality management systems, significant product complaints and recalls, and FDA regulatory inspections and warning letters;

•
monitoring the Company’s compliance and ethics program, including compliance with healthcare legal and regulatory requirements, regulatory submissions and registrations, and compliance with the Code of Conduct;

•	overseeing the Company’s research and development activities, innovation and technology strategy, product and therapy development pipeline, clinical trials, and intellectual property portfolio; and
•	reviewing the Company’s strategy and opportunities for new ventures, investments, acquisitions, and other strategic transactions.
Our Quality, Product Supply, and Technology Committee currently consists of Dr. Curet, Mr. McCormick, Mr. Mead, and Mr. Tansey, with Mr. Mead serving as chair.
Board and Board Committee Meetings and Attendance
During fiscal 2025, our Board of Directors met five (5) times, the Audit Committee met five (5) times, the Organization and Compensation Committee met six (6) times, the Nominating and Corporate Governance Committee met four (4) times and the Quality, Product Supply and Technology Committee met three (3) times. In fiscal 2025, each of our incumbent directors attended all of the meetings of the Board and committees on which he or she served as a member.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, to the extent applicable, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Lead Director presides at executive sessions. In the absence of the Lead Director, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Orientation and Education
All newly appointed members of our Board participate in an orientation program designed to familiarize new directors with our business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes, and our Code of Business Conduct and Ethics. The Board also receives periodic briefings and education from management on core concepts and trends impacting our businesses and industry. Our Corporate Governance Guidelines provide that directors are encouraged to participate in continuing education programs at the expense of the Company.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our directors attended our annual meeting of stockholders held in fiscal 2025.

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CORPORATE GOVERNANCE

Director Nominations Process
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend a candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature business judgments.
The Corporate Governance Guidelines provide that in addition to the foregoing director qualification standards, the Nominating and Corporate Governance Committee may consider the following criteria as well as any other factor that they deem to be relevant: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; the candidate’s experience as a board member of another publicly held company; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation, and attendance at Board meetings and committee meetings. The Board and the Nominating and Corporate Governance Committee also consider breadth of professional background and experiences when identifying director candidates.
The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider potential conflicts of interest with the candidate’s other personal and professional pursuits.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
The Nominating and Corporate Governance Committee has recommended, and the Board nominated, Gary L. Ellis, Georgia Melenikiotou, and Dana G. Mead, Jr. as the Board’s nominees for election as Class II directors at the Annual Meeting. Each director nominee to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the director’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by stockholders at the Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will review and evaluate information available to it regarding candidates proposed by stockholders,

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CORPORATE GOVERNANCE

applying the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting relevant information to the attention of the Corporate Secretary, Inspire Medical Systems, Inc., 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416.
Board Role in Risk Oversight
The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks the Company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, Organization and Compensation Committee, Nominating and Corporate Governance Committee, and Quality, Product Supply, and Technology Committee. Each of the committees regularly reports to the Board.
The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements with respect to financial compliance, and our enterprise risk management program. The Audit Committee also oversees our information security and technology risks, including our information security, cybersecurity and related risk management programs. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors, including the Company’s major financial risk exposures.
The Organization and Compensation Committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration, and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. The Quality, Product Supply, and Technology Committee assists the Board with overseeing and evaluating risks related to the quality, safety, and supply of the Company’s products, legal and regulatory requirements, and the Company’s product, innovation, and technology initiatives and programs. All four committees of the Board assist with overseeing sustainability-related risks. In addition, our Board receives periodic operating performance reviews from management.
Stock Ownership Guidelines
Our Board believes that ownership of significant amounts of our stock by our executive officers and directors will help align their interests with those of our stockholders. To that end, our Board has adopted stock ownership guidelines for our directors and executive officers as follows:
•	three times each non-employee director’s annual cash retainer (excluding any additional retainers provided based on role or committee service);
•	three times the annual base salary for our Chief Executive Officer; and
•	one times the annual base salary for our other executive officers (other than our CEO).
All of our non-employee directors and each executive officer covered by the policy are required to meet the applicable guidelines within five (5) years after the later of (i) the date such individual is hired, appointed, or promoted to a position that is covered by the guidelines, or (ii) the effective date of the guidelines, or July 27, 2023. Shares that count toward meeting the ownership guidelines consist of shares owned outright; shares held through any Company-sponsored plan, such as, a qualified retirement plan, employee stock purchase plan, or a supplemental executive retirement plan; unvested time-based restricted stock units (net of estimated tax); and shares owned by the

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individual’s immediate family members residing in the same household (or through trusts for their benefit). As of December 31, 2025, all of our non-employee directors and all of our executive officers subject to the policy have attained the minimum level of ownership set forth in the guidelines, with the exceptions of Mr. Ban (who retired February 2026) and Mr. Weatherby (who joined our Company in June 2023) and Mr. Kelly (who joined our Company in January 2025).
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the Audit Committee, Organization and Compensation Committee, Nominating and Corporate Governance Committee, and Quality, Product Supply, and Technology Committee and other corporate governance information are available under the Governance Documents section of the Investors page of our website located at www.inspiresleep.com, or by writing to our Corporate Secretary at our offices at 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416.
Code of Business Conduct and Ethics
We have adopted a Code of Conduct that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Conduct is available under the Governance Documents section of the Investors page of our website located at www.inspiresleep.com, or by writing to our Corporate Secretary at our offices at 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K with the SEC.
Insider Trading Compliance Policy
Our Board has adopted an Insider Trading Compliance Policy that governs the purchase, sale, and/or other disposition of the Company’s securities and is applicable to all of our directors, officers, and employees. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 10, 2025.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Compliance Policy prohibits our directors, officers, and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, short sales, and transactions in publicly traded options, such as puts, calls, and other derivatives involving our equity securities.
The policy also prohibits our directors, officers, and employees from purchasing our equity securities on margin or otherwise pledging our securities to secure loans, unless the transaction is pre-approved by the Audit Committee for officers and directors or our General Counsel for all other employees.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board, our Chair, our Lead Director, our non-management or independent directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary, Inspire Medical Systems, Inc., 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.

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CORPORATE GOVERNANCE

Stockholder Engagement
We regularly engage with our stockholders, analysts, and others through a variety of means, including through earnings calls, industry conferences, and in individual meetings and other organized teleconferences and events. In 2025, we attended the following investor and industry conferences:

43rd Annual J.P. Morgan Healthcare Conference	KeyBanc Healthcare Forum	BofA Securities 2025 Health Care Conference
Truist Securities Medtech Conference	Wells Fargo 2025 Healthcare Conference	UBS Global Healthcare Conference
Piper Sandler 37th Annual Healthcare Conference

Our regular and frequent touchpoints with our investors and the investor community help us better understand the priorities and perspectives of our stockholders at a pace that keeps up with our evolving business. It also reflects our commitment to keeping an open dialogue with our stockholders and continuing to evaluate and adapt our corporate governance and business practices as appropriate.
Through our most recent targeted stockholder outreach in 2025, which we undertook to hear perspectives from our stockholders on a range of issues, including our governance structure, we received feedback on matters such as our classified board structure, other aspects of our governance documents, animal welfare and human capital management. The following summarizes highlights of that feedback.

Topic	What We Heard	What We Did
Classified board structure	Many stockholders expressed a preference for annual director elections
Included a management proposal to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders, pending stockholder approval of Proposal No. 5 at Annual Meeting

Plurality voting for director elections and supermajority voting standards for certain changes to governance documents
There was a general preference expressed for a majority standard for uncontested director elections, or, in the alternative, for the addition of a director resignation policy applicable to a director who fails to receive a majority of votes in an uncontested election

There was also a general preference expressed for a simple majority standard, except in circumstances where the provision provides protections for minority stockholders if a substantial or dominant stockholder exists

The board discussed this feedback as part of its ongoing governance review process. The Board will continue to evaluate these provisions periodically and will consider potential changes over time in light of stockholder input and market practice

Animal Welfare	Some stockholders expressed a desire for a public animal testing policy	In 2025, we adopted an Animal Testing Policy to reflect Inspire’s commitment to the responsible use of animals in research and product development to advance patient safety and well-being

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CORPORATE GOVERNANCE

BOARD CONSIDERATION AND RESPONSIVENESS
The Board reviewed the feedback from stockholders and discussed the perspectives shared as well as trends in market practices. After extensive consideration, the Board determined to provide additional disclosure on the rationale for the current governance structure (which disclosure is provided in the “Corporate Governance” section of this Proxy Statement). Additionally, an overview of the Board’s reasoning behind the decision to propose that stockholders approve an amendment to the Company’s Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders is discussed further in Proposal No. 5 below. The Board will continue to regularly revisit and evaluate the Company’s governance practices and potential modifications and consider any stockholder feedback so that the governance structure is appropriate for the Company’s circumstances and stage of growth and in the best interests of the Company and its stockholders.

Inspire Medical Systems, Inc.	26	2026 Proxy Statement

Director Compensation
Non-Employee Director Compensation Policy
We maintain a compensation policy that provides cash and equity compensation to our non-employee directors for their service on the Board and its committees as discussed below. On a periodic basis, the Organization and Compensation Committee reviews the policy to ensure that the level of compensation is appropriate to attract and retain a wide-ranging group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services, and to determine whether any recommendations for adjustment should be made to the Board. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Organization and Compensation Committee considers: (1) the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs and our chair; (2) the risks associated with fulfilling fiduciary duties; and (3) the compensation paid to directors at the same peer group of companies used to assess the competitiveness of our executive compensation programs. All cash and equity awards granted under the non-employee director compensation policy are granted under, and subject to the limits of, the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (“2018 Plan”).
Cash Compensation. In May 2025, the Board approved changes to the Non-Employee Director Compensation Policy for our non-employee directors upon the recommendation of the Organization and Compensation Committee and our independent compensation consultant. Under the amended policy, each of our non-employee directors is eligible to receive an annual retainer of $55,000 for their fiscal 2025 service. Our non-employee directors are also eligible to receive additional annual retainers for their fiscal 2025 service as follows:
•	the chair of the Board receives an additional annual cash retainer of $50,000 when the chair is a non-employee director;
•	the lead director of the Board received an additional annual cash retainer of $40,000;
•	the chair of the Audit Committee receives an additional annual cash retainer of $20,000, and the non-chair members of that committee receive an additional annual cash retainer of $10,000;
•
the chair of the Organization and Compensation Committee receives an additional annual cash retainer of $15,000, and the non-chair members of that committee receive an additional annual cash retainer of $7,500;

•
the chair of the Nominating and Corporate Governance Committee receives an additional annual cash retainer of $15,000, and the non-chair members of that committee receive an additional annual cash retainer of $7,500; and

•
the chair of the Quality, Product Supply and Technology Committee receives an additional annual cash retainer of $15,000, and the non-chair members of that committee receive an additional annual cash retainer of $7,500.

The cash retainers are paid quarterly following the completion of each calendar quarter. The Board may, in its discretion, permit a non-employee director to elect to receive any portion of the annual cash retainer in the form of fully vested and unrestricted shares of common stock in lieu of cash.
Equity Compensation. In addition to the cash compensation described above, under the amended policy each of our non-employee directors is eligible to receive an award of restricted stock units (“RSUs”) as compensation for his or her service on the Board. Upon a director’s initial election or appointment to the Board, such director will receive an award of RSUs having a grant date fair value of $300,000, which award will vest in three equal annual installments following the grant date. On an annual basis thereafter, on the date of the annual meeting, each non-employee director is eligible to receive an award of RSUs having a grant date fair value of $200,000, which award will vest on the first anniversary of the grant date. The initial and annual awards will be subject to the director’s continuing service through the applicable vesting dates. All initial and annual awards will vest in full immediately prior to the occurrence of a Change in Control (as defined in the 2018 Plan).

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DIRECTOR COMPENSATION

Director Compensation Table for Fiscal 2025
The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Total ($)
Shelley G. Broader	75,088(1)	199,901	274,989
Cynthia B. Burks	69,838	199,901	269,739
Myriam J. Curet, M.D.	67,588	199,901	267,489
Gary L. Ellis	112,429 (1)	199,901	312,330
Shawn T McCormick	80,088	199,901	279,989
Dana G. Mead, Jr.	77,588	199,901	277,489
Georgia Melenikiotou	70,088 (1)	199,901	269,989
Casey M. Tansey	67,588 (1)	199,901	267,489

(1)
Each of Ms. Broader, Mr. Ellis, Ms. Melenikiotou, and Mr. Tansey elected to receive such amounts, or a portion of such amounts, in the form of fully vested shares of our common stock in lieu of cash payment, which resulted in the issuance of 709 shares of our common stock to Ms. Broader, 1,066 shares of our common stock to Mr. Ellis, 642 shares of our common stock to Ms. Melenikiotou, and 638 shares of our common stock to Mr. Tansey.

(2)
Amounts reflect the full grant date fair value of RSUs granted during fiscal 2025 computed in accordance with ASC 718, rather than the amounts paid to or realized by the named director. We provide information regarding the assumptions used to calculate the value of all RSUs in Note 6 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The table below shows the aggregate numbers of unvested RSUs held as of December 31, 2025 by each director who was serving as of December 31, 2025.

Name	Unvested Restricted Stock Units
Shelley G. Broader	1,266
Cynthia B. Burks	1,266
Myriam J. Curet, M.D.	1,727
Gary L. Ellis	1,266
Shawn T McCormick	1,266
Dana G. Mead, Jr.	1,266
Georgia Melenikiotou	1,266
Casey M. Tansey	1,266

(3)
No stock options were granted to our non-employee directors during 2025. The table below shows the aggregate numbers of stock option awards (exercisable and unexercisable) held as of December 31, 2025 by each director who was serving as of December 31, 2025.

Name	Number of Shares of Common Stock Underlying Options Outstanding at Fiscal Year End
Shelley G. Broader	5,531
Cynthia B. Burks	1,823
Myriam J. Curet, M.D.	—
Gary L. Ellis	11,180
Shawn T McCormick	23,784
Dana G. Mead, Jr.	27,784
Georgia Melenikiotou	4,974
Casey M. Tansey	27,784

Inspire Medical Systems, Inc.	28	2026 Proxy Statement

PROPOSAL NO. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
Appointment of Independent Registered Public Accounting Firm
The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance, and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge, and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

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PROPOSAL NO. 2

Audit, Audit-Related, Tax, and All Other Fees
The table below sets forth the aggregate fees (in dollars) billed to Inspire for services related to the fiscal years ended December 31, 2025 and 2024, respectively, by Ernst & Young LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	949,280	643,723
Audit-Related Fees(2)	43,833	30,000
Tax Compliance and Preparation Services(3)	69,585	87,410
Other Tax Services(4)	189,096	165,540
All Other Fees(5)	—	3,600
Total	1,251,794	930,273

(1)
Audit Fees for both years presented consist of fees billed for professional services by Ernst & Young LLP for the audit of our annual financial statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees for both years consist of fees billed by Ernst & Young LLP for an audit of the Company’s 401(k) plan and for 2025, advisory services related to strategic investments.
(3)
Tax Compliance and Preparation Services Fees consist of fees for professional tax-related services, including preparing original and amended tax returns and refund claims, and tax payment planning performed by Ernst & Young LLP.

(4)	Other Tax Services consist of fees billed by Ernst & Young LLP for tax advice, planning, and consulting.
(5)	All Other Fees consist of an online accounting research tool subscription.
Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules.
The Audit Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the Audit Committee will not engage the independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit Committee.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by the Company’s independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.
The services provided to us by Ernst & Young LLP in fiscal 2024 and fiscal 2025 were provided in accordance with our pre-approval policies and procedures, as applicable.

Inspire Medical Systems, Inc.	30	2026 Proxy Statement

Audit Committee Report
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the application of accounting and financial reporting principles, and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, as the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Shawn T McCormick (Chair)
Cynthia B. Burks
Dana G. Mead, Jr.
Georgia Melenikiotou

Inspire Medical Systems, Inc.	31	2026 Proxy Statement

Executive Officers
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of March 20, 2026. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Timothy P. Herbert	63	Chief Executive Officer, President, and Chair	2007
Matthew J. Osberg	50	Chief Financial Officer	2026
Jason P. Kelly	46	Chief Operations and Quality Officer	2025
Melissa J. Mann	50	Chief People Officer	2024
Bryan K. Phillips	54	SVP, General Counsel, Chief Compliance Officer and Corporate Secretary	2021
John C. Rondoni	46	Chief Product and Innovation Officer	2022
Carlton W. Weatherby	41	Chief Strategy and Growth Officer	2024

See page 11 of this Proxy Statement for Timothy P. Herbert’s biography.

Matthew J. Osberg has served as our Chief Financial Officer since February 2026. Prior to joining Inspire, Mr. Osberg served as Executive Vice President and Chief Financial Officer at Apogee Enterprises, Inc., a publicly traded manufacturer of architectural building products and services, from 2023 to 2025. Earlier in his career, Mr. Osberg served as Chief Financial Officer at Helen of Troy Limited, a publicly traded global consumer products company, from November 2021 to April 2023 and Senior Vice President of Corporate Finance at Helen of Troy Limited from 2016 to 2021. Prior to this, he held senior finance leadership roles at Best Buy Co., Inc. and worked at Ernst & Young from 1998 to 2008. Mr. Osberg holds a bachelor’s degree in accounting from Augsburg University and is a Certified Public Accountant (inactive).

Jason P. Kelly has served as our Chief Operations and Quality Officer since January 2025. Prior to joining Inspire, Mr. Kelly served in various operations and new product development roles at Stryker Corporation, a medical devices and equipment manufacturing company, since 2006, most recently as Vice President of Division Operations. He holds a Bachelor’s degree in Manufacturing Engineering and a Diploma in Quality Management from the University of Limerick, as well as a Diploma in Mechanical Engineering from the Cork Institute of Technology.

Melissa J. Mann has served as our Chief People Officer since July 2024. Prior to joining Inspire, Ms. Mann spent eight years at UnitedHealth Group, a health insurance and healthcare services company, most recently serving as Senior Vice President Human Capital of Optum Health. From 2002 to 2015, Ms. Mann held various Human Resources leadership positions at Target Corporation. Ms. Mann also served in Human Resources at HealthNexis, a healthcare supply chain technology startup and was a Benefits Analyst at William M. Mercer, Inc., a global human resources consulting firm. Ms. Mann received her B.A. and M.B.A. in Human Resources Management from the University of St. Thomas, in St. Paul, Minnesota.

Bryan K. Phillips has served as our Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary since January 2021. From December 2019 to January 2021, Mr. Phillips served as Chief Legal Officer of Cerevel Therapeutics Holdings, Inc., a publicly traded clinical-stage biopharmaceutical company that researches and develops therapies intended to treat central nervous system disorders. Previously, he held various roles over a 14-year period at Surmodics, Inc., a publicly traded medical technology company, including its Senior Vice President, Legal and Human Resources, General Counsel, and Secretary. Mr. Phillips also previously served as patent counsel at Guidant Corporation’s Cardiac Rhythm Management Group (now part of Boston Scientific). He began his legal career at a Minneapolis-based intellectual property law firm and earned a B.S. in mechanical engineering from the University of Kansas and a J.D. from the University of Minnesota Law School.

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EXECUTIVE OFFICERS

John C. Rondoni has served as our Chief Product and Innovation Officer since May 2025, and served as our Chief Technology Officer from May 2022 to May 2025. He has over 20 years of experience in the development of implantable medical devices and digital health systems. Since joining Inspire in 2008, Mr. Rondoni has served in product, clinical, and business development roles in the U.S. and internationally, including Senior Vice President, Research and Development, Vice President, Product Development, Information Security and Vice President, Product Development, Operations and Quality. Before joining Inspire, he worked on peripheral and central neuromodulation therapies at Medtronic, Inc., holding technical, project, and therapy leadership positions. At Medtronic, he led systems engineering for the development and commercial launch of the InterStim II platform. Mr. Rondoni is listed as an inventor on over 90 U.S. patents; he holds a B.S. and M.Eng. from the Massachusetts Institute of Technology.

Carlton W. Weatherby has served as Chief Strategy and Growth Officer since December 2024, and served as our Chief Strategy Officer from July 2023 to December 2024. Prior to this, he served as Vice President and General Manager of Medtronic’s Spine & Biologics Business since 2021. Medtronic is a medical technology company. Prior to this, Mr. Weatherby served as Vice President of Strategic Sales and held various roles in corporate development since joining Medtronic in 2011. Mr. Weatherby received his B.A. in Human Biology from Stanford University and his M.B.A. from Harvard Business School.

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PROPOSAL NO. 3
Approval, On An Advisory (Non-Binding) Basis, Of The Compensation Of Our Named Executive Officers
Background
As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement. This proposal (the “Say-on-Pay Vote”), and commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. At our 2020 annual meeting of stockholders, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our NEOs occur every year. In light of the foregoing recommendation, the Board determined to hold a “say-on-pay” advisory vote every year. Our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2027 annual meeting of stockholders, although the Board will consider the outcome of the advisory vote in Proposal 4 when making a final determination. At our 2025 annual meeting of stockholders, approximately 93% of the votes cast on the say-on-pay proposal were voted “FOR” the proposal.
We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for more information.
As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Organization and Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and the Organization and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our NEOs. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Inspire Medical Systems, Inc. approve, on an advisory basis, the fiscal 2025 compensation of Inspire Medical Systems, Inc.’s named executive officers as described in the “Executive Compensation” section and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Inspire Medical Systems, Inc.’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”
Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NEOS.

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Executive Compensation
Compensation Discussion and Analysis
EXECUTIVE SUMMARY
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of the compensation awarded to or earned by our named executive officers (“NEOs”) identified below during fiscal 2025. The following discussion and analysis details the Company’s philosophy and policies regarding executive compensation, the process that is used to set executive compensation within the Company, the elements of the executive compensation program, and other elements and aspects of our executive compensation program. In fiscal 2025, our “named executive officers” were as follows:
•	Timothy P. Herbert, President and CEO
•	Richard J. Buchholz, Chief Financial Officer
•	Randall A. Ban, Executive Vice President, Patient Access and Therapy Development
•	Bryan K. Phillips, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
•	Carlton W. Weatherby, Chief Strategy and Growth Officer
Organizational Changes. As part of the overall chief financial officer transition, in January 2026, we announced the appointment of Matthew J. Osberg as Chief Financial Officer, which became effective February 17, 2026. Richard J. Buchholz acted as the interim Chief Financial Officer, interim principal financial officer and interim principal accounting officer from January 2026 through the filing of the Company’s Annual Report on Form 10-K. In addition, Mr. Ban retired in January 2026 and as part of our organizational structure intended to drive our continued growth, Mr. Weatherby took on additional responsibilities that Mr. Ban previously held.
FISCAL 2025 KEY BUSINESS HIGHLIGHTS
We had a strong year in fiscal 2025, with outstanding financial results and excellent progress in our product development programs. Key highlights include the following:
•	Generated revenue of $912.0 million for fiscal year 2025, a 14% increase over fiscal year 2024
•	Delivered full year net income per diluted share of $4.89 and adjusted net income per diluted share of $2.42(1)
•	Net income was up significantly $145.4 million and adjusted net income was $72.1 million(1)
•	In our second full year of profitability, we increased adjusted EBITDA by 26% to $200.6 million for full year 2025 from $157.8 million for full year 2024(1)
•	Full year financial results for 2025 improved across other key metrics, including:
–	Gross margin, which was 85.4% for full year 2025, compared to 84.7% for full year 2024
–	Operating income, which was $51.0 million for full year 2025, compared to $36.1 million for full year 2024
•	Operating cash flow of $117.0 million for the full year
•	The Company repurchased $175.0 million of Inspire common stock in 2025 and ended the year with over $400 million in cash, cash equivalents and investments
•	Launched the Inspire V neurostimulation system in the U.S., which includes the Company’s next generation neurostimulator and the associated patient remote and physician programmer
•	Surpassed 125,000 patients treated with Inspire therapy
•	Exceeded 385 peer-reviewed publications
(1)
Includes certain non-GAAP financial measures that management believes best reflect the underlying performance of our operations. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on Annex C

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KEY ASPECTS OF 2025 EXECUTIVE COMPENSATION
Substantial Majority of Compensation is Variable and At-Risk; Continued to Utilize Performance Stock Units
Compensation Philosophy Based on Pay for Performance. Our compensation philosophy is performance-based and designed to align the financial interests of our executive officers with those of our stockholders. Generally, this is accomplished by allocating a substantial portion of our executive officers’ total compensation to “at risk” incentives, with value tied to achievement of meaningful pre-set, objective financial or operating goals, such as in our cash-based management incentive program, or stock price appreciation.
As shown in the graphic below, in fiscal 2025, approximately 90% of our CEO’s target total direct compensation was variable and at-risk compensation, and on average, approximately 82% of the target total direct compensation of our other NEOs was variable and at-risk.
(1)
The total direct compensation of our NEOs as reflected in the above graphic differs from the total in the “Summary Compensation Table” because it (a) reflects base salaries approved by the Organization and Compensation Committee, (b) only includes cash incentive opportunity at “target”, rather than actual payout, and (c) includes the aggregate grant date value of RSUs and PSUs granted during fiscal 2025, as discussed in the section entitled “Long-term Incentives” below, and excludes all other amounts. The Organization and Compensation Committee views target total direct compensation as a useful measure of pay because it reflects the intended aggregate value of key elements of pay at the time the pay decision is made.

The performance-based metrics and the proportion of total compensation that was variable and at-risk further enhanced the link between pay and performance for the CEO and other NEOs and strengthened the alignment of the interests of our NEOs with those of our stockholders. See the following pages for more details on the elements of our compensation program.
Evolution of Executive Compensation Program
Consistent with the market practice of similar public companies in our industry, and in order to focus executives on stockholder value growth, our long-term incentive (“LTI”) program historically consisted solely of stock options, before changes in recent years to remove stock options and introduce other equity awards.
Performance Stock Units. As the Company has continued to evolve and mature following its IPO in 2018, the Organization and Compensation Committee has correspondingly sought to evolve the executive compensation program as appropriate for a company of our stage of development and size.
In this regard, beginning in 2022, the Organization and Compensation Committee introduced performance stock units (“PSUs”) as a component of our LTI program. The performance-based metrics associated with these awards, in conjunction with the proportion of total compensation that was variable and at-risk, further enhanced the link between pay and performance for our executive officers, as well as strengthened the alignment of their interests with those of our stockholders.
Restricted Stock Units. In consultation with Aon, the Organization and Compensation Committee most recently added grants of restricted stock units (“RSUs”) to the equity mix commencing in 2024 for the CEO and other NEOs (aside

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EXECUTIVE COMPENSATION

from a sign-on grant of RSUs to Mr. Phillips in 2021) to more closely align our equity mix with peers, maintain market competitiveness, and to further evolve the Company’s executive compensation program with our stage of growth.
I. COMPENSATION PHILOSOPHY AND OBJECTIVES
We are a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea. We believe that for us to be successful, we must hire and retain highly skilled and experienced people who can continue to develop and execute our strategy, innovate our products and services, and lead our teams.
Our compensation philosophy is performance-based and focuses on aligning the financial interests of our executive officers with those of our stockholders. Generally, this is accomplished by placing a substantial portion of our executive officers’ total compensation “at risk,” while providing overall compensation opportunities that are comparable to market levels. With this in mind, our executive compensation programs are designed to:
•	attract, motivate, reward, and retain employees at the executive level who contribute to our long-term success;
•	link pay to performance;
•
effectively align our executives’ interests with those of our stockholders, in part by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders;

•	align our performance metrics with our corporate strategy and the achievement of our business objectives; and
•	provide compensation packages to our executives that are fair and competitive with the market.
Executive Compensation Governance Highlights
We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✔	We emphasize performance-based, at-risk compensation.	✘	We do not provide any compensation-related excise tax gross-ups.
✔	We deliver rewards that are based on the achievement of long-term objectives and the creation of stockholder value.	✘	We do not provide significant perquisites.
✔	We provide a mix of short-term and long-term incentive compensation to promote executive retention and reward exceptional performance.	✘	We do not encourage unnecessary risk-taking as a result of our compensation policies.
✔	We engage an independent compensation consultant to advise our Organization and Compensation Committee and management.	✘	We do not guarantee annual salary increases or bonuses.
✔	We consider stockholder input in evaluating the design of our executive compensation and the compensation decisions for each of the NEOs.	✘	We do not have contracts that guarantee employment with any executives (all employment is terminable at will).
✔	We develop a peer group of companies based on industry, revenue, stage, and market capitalization to reference for compensation decisions.	✘	We prohibit employees and non-employee directors from engaging in hedging and short sale transactions in Company securities.
✔	We have double-trigger vesting on equity and severance in the event of a change of control.
✔	We have meaningful policies that mitigate risk, such as stock ownership guidelines and a clawback policy.

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II. PROCESS FOR DETERMINATION OF COMPENSATION
Role of Organization and Compensation Committee
The Organization and Compensation Committee establishes our compensation philosophy and objectives, determines the structure, components, and other elements of executive compensation, and reviews and approves the compensation of the NEOs or recommends it for approval by the Board. The Organization and Compensation Committee structures the executive compensation program to accomplish its articulated objectives in light of the compensation philosophy described above.
The Organization and Compensation Committee obtains input from executive officers regarding the annual operating plan, including the range of financial and operating results and the potential opportunities and risks that could impact those results. Based on this information, the Organization and Compensation Committee establishes the performance-based metrics and targets used in connection with our performance-based annual cash incentives and our performance-based equity grants (as discussed below). For each metric, the Organization and Compensation Committee sets appropriate threshold, target, and maximum levels of performance designed to motivate achievement without incentivizing excessive risk-taking. The Organization and Compensation Committee reviews the elements of our executive compensation program to verify the alignment of the program with our business strategy and with the items that we believe drive the creation of stockholder value, and to determine whether any changes would be appropriate.
After the end of the annual or long-term performance period, the Organization and Compensation Committee evaluates achievement relative to the performance targets, and determines corresponding payouts earned. With the input of the CEO and Chief People Officer (the “CPO”), the Organization and Compensation Committee also establishes the compensation for all the other executive officers.
Role of the Executive Officers
The Organization and Compensation Committee works with our CEO and CPO to set the target total direct compensation of each of our NEOs other than with respect to the CEO’s and CPO’s own respective compensation. As part of this process, our CEO and CPO evaluate each other NEO, determine their recommendations about the target compensation of each such NEO, and deliver their evaluations and compensation recommendations to the Organization and Compensation Committee. The Organization and Compensation Committee makes the ultimate determination regarding the compensation of the NEOs.
When the Organization and Compensation Committee discusses and formulates the compensation recommendation for our CEO and CPO, the CEO and CPO do not play any role with respect to any matter affecting his or her own compensation and neither officer is present during any discussion of his or her own compensation.
To design and develop the compensation program, the Organization and Compensation Committee coordinates with the CPO, and collaborates with the finance and legal teams as appropriate. This group supports the Organization and Compensation Committee through the preparation of analyses of financial data, peer comparisons, and other materials, and helps to implement the Organization and Compensation Committee’s decisions.
Role of Compensation Consultant
The Organization and Compensation Committee recognizes that there is value in procuring independent, objective expertise and counsel in connection with fulfilling its duties and has the authority to retain an independent compensation consultant to assist it in carrying out its responsibilities and duties.
Since 2017, the Organization and Compensation Committee has engaged Aon as its independent compensation consultant for compensation decisions. Aon has reported directly to the Organization and Compensation Committee, and the Organization and Compensation Committee has the sole authority to retain, terminate, and obtain the advice of Aon at the Company’s expense.

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The Organization and Compensation Committee has worked with Aon to develop a peer group, provide a competitive market analysis of the base salary, annual cash incentive awards, and long-term incentive compensation of our NEOs compared against the compensation peer group, report on share utilization, and review other market practices and trends.
Although the Organization and Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive compensation program, ultimately, the Organization and Compensation Committee makes its own independent decisions in determining our executives’ compensation.
The Organization and Compensation Committee assessed the independence of Aon pursuant to SEC and NYSE rules. In doing so, the Organization and Compensation Committee considered each of the factors set forth by the SEC and NYSE with respect to a compensation consultant’s independence. The Organization and Compensation Committee also considered the nature and amount of work performed for the Organization and Compensation Committee and the fees paid for those services in relation to the firm’s total revenues. On the basis of its consideration of the foregoing and other relevant factors, the Organization and Compensation Committee concluded that Aon was independent and that there were no conflicts of interest.
Compensation Peer Group and Peer Selection Process
The Organization and Compensation Committee believes that obtaining relevant market and benchmark data is of paramount importance in its executive compensation determinations. Such information provides helpful context and a solid reference point when making compensation decisions, though unique aspects of the Company and our business may ultimately drive compensation decisions that differ from our peers. The Organization and Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other comparable peer companies. This information is derived from public filings and other sources when making decisions about the structure and component mix of our executive compensation program.
The Organization and Compensation Committee, with the assistance of Aon, developed a peer group using criteria designed to identify companies that reflect our size (measured by revenue, market capitalization, number of employees, and other size measures) and business profile (generally medical device and health equipment companies). Based on these criteria, the Organization and Compensation Committee approved the following peer group for 2025:

Atricure, Inc.	Inari Medical, Inc.	Natera, Inc.
Certara, Inc.	Insulet Corporation	Neogen Corporation
CONMED Corporation(1)	Integra LifeSciences Holdings Corporation	Nevro Corp.
Doximity, Inc.	iRhythm Technologies, Inc.	Penumbra, Inc.
Glaukos Corporation	Lantheus Holdings, Inc.	STAAR Surgical Company
Globus Medical, Inc.	Masimo Corporation	Tandem Diabetes Care, Inc.
Haemonetics Corporation	Merit Medical Systems, Inc.

(1)
Axonics Modulation Technologies Inc. and Shockwave Medical, Inc. were removed from our peer group after their respective acquisitions and CONMED Corporation was added to peer group for 2025 as compared to 2024 given its financial profile and business focus.

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EXECUTIVE COMPENSATION

The following table summarizes our scale relative to our peer group based on financial data that reflects data available as of June 2024, except as otherwise noted. We were also in the 95th percentile against the peer group for year over year revenue growth, reflecting the second highest revenue growth among the group, as of the date of this information. The Organization and Compensation Committee reviewed this data when it approved the peer group for 2025.

	Peer Group Comparison
	Revenue	Market Cap	Employees
25th Percentile	$464	$2,320	1,211
50th Percentile	$1,012	$3,909	2,520
Average	$2,675	$4,929	2,678
75th Percentile	$1,323	$6,122	3,837
Inspire	$661	$4,498	1,105

(1)	Dollar amounts are in millions. Revenue reflects trailing-twelve months. Market cap is 30-day average using market data available as of July 5, 2024.
(2)	Data source: S&P Capital IQ.
Consistent with best practices for corporate governance, the Organization and Compensation Committee reviews our peer group at least annually. In addition to the selected peer group, as discussed above, the Organization and Compensation Committee references general and specific industry surveys from other sources.
With the assistance of Aon, the Organization and Compensation Committee uses data from the peer group to establish a market reference for each executive position. For fiscal 2025, the Organization and Compensation Committee determined that the appropriate market reference continues to be the market 50th percentile, and that an NEO’s target and actual total direct compensation may be above or below this reference depending on individual factors and performance. We do not formally set total compensation, or any specific element of compensation, at a specific percentile of the peer group for that position. Instead, the market data is used as a reference point to provide information on the range of competitive pay levels and current compensation practices in our industry.
Stockholder Input on Executive Compensation
At last year’s annual meeting, 93% of the votes cast on the 2025 “say-on-pay vote” were voted in favor of the proposal. The Organization and Compensation Committee considered the 2025 say-on-pay vote and believes that the overwhelming support of our stockholders for the 2025 say-on-pay vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation.
We are committed to ongoing engagement with our investors on all appropriate matters, including executive compensation and governance. Following the advisory vote at the 2025 annual meeting of stockholders, the Organization and Compensation Committee has considered stockholder input in evaluating the design of our 2026 executive compensation and the compensation decisions for each of the NEOs.
III. ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
In order to achieve our objectives, the Organization and Compensation Committee utilizes the components of compensation set forth below. The Organization and Compensation Committee regularly reviews all components of the program in order to verify that each component is aligned with our strategy and ensure that each NEO’s total compensation is consistent with our compensation philosophy.
The primary elements of our NEOs’ compensation and the main objectives of each are:
•	Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;
•
Annual Performance-Based Incentive Compensation. Performance-based cash bonuses promote short-term performance objectives and reward executives for their contributions toward achieving those objectives; and

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EXECUTIVE COMPENSATION

•
Equity-Based Long-Term Incentive Compensation. Equity compensation, provided in the form of RSUs and PSUs, aligns executives’ interests with our stockholders’ interests and emphasizes long-term financial performance.

In addition, our NEOs are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. Each of these elements of compensation for fiscal 2025 is described further below.
Base Salaries
The base salaries of our NEOs are an important part of their total compensation package. Base salary is a visible and stable fixed component of our compensation program. In determining base salary levels, the Organization and Compensation Committee considers individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay equity. The following table sets forth the base salaries of our NEOs for fiscal 2025:

Name	2024 Base Salary ($)(1)	2025 Base Salary ($)(1)	%Change
Timothy P. Herbert	725,190	750,572	3.5%
Randall A. Ban	474,197	490,794	3.5%
Richard J. Buchholz	457,844	477,989	4.4%
Bryan K. Phillips	431,983	475,182	10.0%
Carlton W. Weatherby	462,025	506,250	8.8%

(1)	Amounts reflect the base salaries that were approved by the Organization and Compensation Committee prior to start of each applicable year.
Annual Incentive Cash Compensation
All of our employees, including our NEOs, are eligible to receive performance-based cash incentive compensation. We believe that performance-based cash incentives motivate our employees, including our NEOs, to achieve both short and long-term goals. This approach is critical to the execution of our overall business strategy which, if achieved, has the potential to significantly enhance stockholder value. In fiscal 2025, the performance-based cash incentive opportunity available to each of our NEOs was provided pursuant to the terms of our MIP.
Management Incentive Program
Short-Term Annual Cash Incentive: Rigorous, Pre-Set Financial, Operating, and Regulatory/Product Development Goals, Strong Performance Achievement, and Annual Incentive Plan Payouts Reflecting Pay for Performance Alignment
At the outset of fiscal 2025, we established goals for revenue, operating income or loss, patient flow, product development and quality/compliance objectives, and operations objectives metrics under our annual cash Management Incentive Program (“MIP”). These objectives were rigorous, aggressive, and challenging, attainable only with strong performance, and took into account the relevant opportunities and risks. The revenue target represented an approximately 17% increase over the prior fiscal year’s actual results, reflecting our ambitious business and operational plans for the year. In order to earn any payout with respect to the most heavily weighted goal, revenue, a minimum of $900 million in revenue had to be achieved. The Organization and Compensation Committee also set similarly challenging targets and threshold levels for the other performance metrics and evaluated performance achievement relative to the goals.

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EXECUTIVE COMPENSATION

Target Opportunities. The following table summarizes the fiscal 2025 target incentive opportunity for each of our NEOs under the MIP:

Name	Target Incentive Opportunity (as a % of Base Salary)
Timothy P. Herbert	115%
Randall A. Ban	60%
Richard J. Buchholz	60%
Bryan K. Phillips	60%
Carlton W. Weatherby	70%

Performance Measures. Under the MIP, the amount of the payout, if any, is based upon the achievement of financial metrics (weighted 65%) and strategic metrics (weighted 35%). Specifically, the following performance metrics were used to determine payouts under the fiscal 2025 MIP:
i.	Global Revenue: the Organization and Compensation Committee emphasized revenue growth as the highest priority, given the Company’s stage of development and market opportunity.
ii.	Operating Income: the Organization and Compensation Committee selected this metric to focus management on improving profitability and managing expenses.
iii.
Patient Flow: the Organization and Compensation Committee included this metric because the number of prospective patients and prior authorization approvals is critical to the Company’s strategy and financial performance.

iv.
Specified Product Development, Quality and Compliance Metrics: the Organization and Compensation Committee used these metrics to emphasize continuing product development, innovation, quality and compliance excellence as key components of the Company’s overall strategy.

v.	Specified Operations Metrics: the Organization and Compensation Committee used these metrics to emphasize operational excellence as a key component of the Company’s overall strategy.
Payout Opportunities. At the beginning of the 2025 fiscal year, the Organization and Compensation Committee approved the target and performance range for each performance metric. The targets for each performance metric are based on the Board-approved annual operating plan. The targets represented substantial increases from the prior year actual performance. For example, the revenue target represented an approximately 17% increase from prior year actual revenue. The Organization and Compensation Committee also closely considers the non-financial metrics each year to tie to key aspects and drivers of the annual operating plan.

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EXECUTIVE COMPENSATION

The performance range for each metric defines threshold and above-target levels of performance. The threshold payout for each of the performance metrics is 75% of the target incentive opportunity. The maximum payout for each metric is 200% of the target incentive opportunity for each of those metrics. The table below sets forth the weight, threshold, target, above-target, maximum and actual performance for each performance metric:

Performance Metric	Weight	Threshold	Target	150% of Target	200% of Target	Actual Achievement	Weighted Achievement
Global Revenue(1)	50%	$900	$960	$980	$1,000	$912.0	40.0%
Operating Income(1) (2)	15%	$40	$55	$70	$85	$69.4	22.2%
Patient Flow(3)	15%	20,000	25,000	30,000	35,000	25,108	14.2%
		24,000	28,000	32,000	36,000	26,150
Product Development and Quality/Compliance(4)	10%	2 of 4 objectives	3 of 4 objectives	3 of 4 objectives	4 of 4 Objectives and 97%+ training metric and 80%+ CAPA metric	4 of 4 Objectives and elevated training and CAPA metric	20.0%
Operations(5)	10%	45 days	90 days	135 days	135 days and qualify 2nd production facility	135+ days; no 2nd production facility	15.0%
						Overall Achievement:	111.4%

(1)	Global Revenue and Operating Income amounts are in millions of dollars.
(2)
For purposes of the 2025 MIP, operating income was defined as income (loss) from operations, calculated in accordance with generally accepted accounting principles, excluding certain non-recurring expenses (such as expenses incurred in connection with extraordinary legal or regulatory matters, expenses associated with completed business development transactions) and reflecting adjustments for impacts from other one-time special events).

(3)	Reflects (i) prospective patient calls to the ACP that result in a scheduled appointment and (ii) prior authorization approvals for patients in the U.S. during fiscal 2025.
(4)	Reflects objectives for launch and integration of certain product development features, completion of certain trainings and metric relating to CAPA actions.
(5)	Days inventory on-hand for all implantable components of the Inspire therapy system.
Payout Determination. At its January 2026 meeting, the Organization and Compensation Committee reviewed and confirmed the Company’s performance for each of the performance metrics. The Organization and Compensation Committee then determined the achievement percentage associated with each metric. Following this approach, as shown in the table above, the achievement percentage for the MIP was 111.4%.

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EXECUTIVE COMPENSATION

The total cash incentive payouts for each executive were determined by summing the products obtained by multiplying the executive’s base salary by the executive’s target incentive opportunity and the overall achievement percentage under the MIP. The following table summarizes the total cash incentives earned by our NEOs:

Name	Eligible Earnings ($)	Target Opportunity (%)	Target Opportunity ($)	MIP Achievement (%)	Actual MIP Payout ($)(1)
Timothy P. Herbert	750,572	115%	863,157	111.4%	961,557
Randall A. Ban	490,794	60%	294,476	111.4%	328,047
Richard J. Buchholz	477,989	60%	286,793	111.4%	319,488
Bryan K. Phillips	475,182	60%	285,109	111.4%	317,612
Carlton W. Weatherby	506,250	70%	385,000	111.4%	428,890

(1)	Amounts shown are calculated by multiplying each executive’s base salary in 2025 by their target incentive opportunity and the MIP achievement percentage.
The actual cash incentives earned by each NEO for fiscal year 2025 are set forth below in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation” (for amounts paid under the MIP).
LONG-TERM INCENTIVES
As described above, the third and largest primary component of our executive compensation program is long-term equity incentives. The Organization and Compensation Committee designed this long-term incentive opportunity to motivate our executive officers to achieve multi-year strategic goals and to deliver sustained, long-term value to stockholders. Our long-term incentives create a strong link between payouts and performance and align our executive officers’ interests with the interests of our stockholders. Long-term equity incentives promote retention, as executive officers will only receive value if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making executive officers stockholders with a personal stake in the value they intend to create.
The Organization and Compensation Committee intends to make grants of long-term incentive awards annually. Special, one-time awards are used in limited circumstances, including, as may be necessary to attract, retain, and motivate experienced and well-qualified executive officers, and as recognition of an increase in the scope of an executive’s responsibilities or major accomplishments.
Target Opportunities. The Organization and Compensation Committee established target long-term incentive opportunities for each of the NEOs in December 2024, with approval for the awards and grants in February 2025. The grant date value of the long-term incentive compensation granted to our NEOs in February 2025 was as follows:

Name	Restricted Stock Units ($)	Performance Stock Units ($)(1)	Target Total LTI Compensation ($)
Timothy P. Herbert	3,000,000	3,000,000	6,000,000
Randall A. Ban	950,000	950,000	1,900,000
Richard J. Buchholz	950,000	950,000	1,900,000
Bryan K. Phillips	950,000	950,000	1,900,000
Carlton W. Weatherby	950,000	950,000	1,900,000

(1)	PSUs are reflected at target payout.
Equity Vehicles and Mix. Consistent with the market practice of similar, newly public companies in our industry, our long-term incentive compensation historically consisted solely of stock options. Beginning with fiscal 2022, the Organization and Compensation Committee approved a change in the mix of long-term incentive compensation to be granted to executives to include PSUs. In 2024, the Organization and Compensation Committee further evolved the

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Company’s long-term incentive compensation program by adding grants of RSUs to the total equity mix for executive officers. And for 2025, the Organization and Compensation Committee stopped granting stock options as part of the annual mix. The Organization and Compensation Committee determined that this equity mix was appropriate to more closely align with peers, maintain market competitiveness, and to further evolve the Company’s executive compensation program given the current stage of our business. As our business continues to mature, we evaluate our long-term incentive strategy annually to ensure we are competitive with the market and align our practices accordingly. Going forward, we expect that we will further align our long-term incentive compensation practices, including through adjusting target equity award opportunities and eligibility, to ensure our programs are sustainable long term while still incentivizing our employees.

Equity Vehicle	2025 Allocation	Vesting Period	How Value is Delivered	Rationale for Use
PSUs	50%	3-year cliff	2025-2027 Cumulative Revenue (75% weight) and Operating Income (25% weight)
Cumulative Revenue aligns with the critical strategic priority of top line growth

Operating income reflects the importance of profitable growth as a measure of increasing stockholder value

Promotes long-term focus and retention

RSUs	50%	3 years: one-third on each of the first, second, and third anniversaries of the grant date	Share price appreciation	Aligns executive’s financial interests with increasing stockholder value Promotes long-term focus and retention

PSUs. The Organization and Compensation Committee believes that PSUs reinforce the pay-for-performance nature of the long-term incentive grants and the executive compensation program overall, encourage focus on long-term stockholder value creation through growth and increase in stock price over time, align compensation with key indicators of the success of our strategy, and promote retention through long-term performance achievement and vesting requirements.
Our PSUs have a three-year performance period and are settled in stock. The actual number of PSUs that vest is based on the Company’s achievement of certain performance objectives over the applicable three-year performance period, with the number of PSUs eligible to vest between 0 – 200% of the target number of PSUs awarded. In the case of the PSUs granted in 2025, the performance objectives are cumulative revenue (weighted at 75%) and operating income (weighted at 25%). We believe that disclosing the individual targets incorporated in the revenue and operating income objectives would result in competitive harm to the Company. Such disclosure could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our shareholders’ understanding of the metric. In addition, the components of the metric were presented to and cross validated by the Organization and Compensation Committee. The Organization and Compensation Committee selected these metrics, and targets that represent meaningful growth or improvement over previous years, because they are the best indicators of our ability to continue to grow and reflect the increasing importance of operating income as a measure of stockholder value creation.

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Performance Results Under the 2023-2025 PSUs. The three-year performance period for the PSUs granted to our NEOs in 2023 ended on December 31, 2025. The performance objectives for the PSUs granted in 2023 were cumulative revenue (weighted at 75%) and cumulative operating income (weighted at 25%). The Organization and Compensation Committee selected cumulative revenue because it was considered the best indicator of our ability to continue to grow and added operating income for the first time because of the importance of profitable growth as a measure of increasing stockholder value. In January 2026, the Organization and Compensation Committee reviewed and approved the Company’s actual performance for cumulative revenue over the performance period and approved 79% payout under the 2023-2025 PSUs as reflected in the table below – this represented 18% of the initial target grant value after considering the change in market value of Inspire’s common stock over the performance period (reflecting our pay for performance philosophy).

Performance Objective / Payout	Below Minimum	Minimum	Target	Maximum	Actual Achievement
Cumulative Revenue(1)	<$2,000	$2,000	$2,500	$3,000	$2,340
Cumulative Operating Income(2)	<$50	$50	$100	$400	$65
Payout (as a % of Target)	0%	50%	100%	200%	79%(3)

(1)	Cumulative revenue reflects the total revenue over the three-year performance period. Revenue amounts are in millions of dollars.
(2)
Cumulative operating income amounts are in millions of dollars and is defined as income (loss) from operations, calculated in accordance with generally accepted accounting principles, excluding certain non-recurring expenses (such as expenses incurred in connection with extraordinary legal or regulatory matters, expenses associated with completed business development transactions) and reflecting adjustments for impacts from other one-time special events).

(3)
The shares of our common stock that were awarded to each of our NEOs in connection with the vesting of the 2023-2025 PSUs are reflected in the table below. The amounts include shares of our common stock that were withheld in connection with the satisfaction of tax withholding obligations arising out of the vesting of the PSUs.

Name	Vested PSUs (#)
Timothy P. Herbert	9,005
Randall A. Ban	2,400
Richard J. Buchholz	2,400
Bryan K. Phillips	2,400
Carlton W. Weatherby	2,196

RSUs. In 2024, the Organization and Compensation Committee added RSUs to the mix of long-term incentives provided to executives. RSUs reward our NEOs for increasing stockholder value over the long term. RSUs also provide a retention incentive for executives even during periods of stock price volatility.
In future years, the Organization and Compensation Committee will continue to evaluate and select the form and mix of long-term incentive compensation (which may include stock options, restricted shares, RSUs, PSUs, or other long-term incentives) provided to our executive officers that it believes best accomplishes the goals discussed above.
Equity Acceleration. In the event of a holder’s termination due to death or disability, all outstanding unvested stock options and RSUs will accelerate and vest in full and, to the extent such termination occurs after the first twelve months of the performance period applicable to any outstanding and unvested PSUs, a prorated number of PSUs based on target performance will accelerate and vest. In the event of a holder’s qualifying retirement, all outstanding unvested stock options will accelerate and vest, all outstanding unvested RSUs will remain outstanding and vest in accordance with the original vesting and payment terms contained in the applicable award agreement and, to the extent such termination occurs after the first twelve months of the performance period applicable to any outstanding and unvested PSUs, such PSUs shall remain outstanding, and a prorated number of PSUs will be eligible to be earned and vest based on actual performance achievement.
Grant Timing. Since 2021, the Organization and Compensation Committee has generally approved our annual equity grants in the first quarter of a new fiscal year. This grant timing allows for consideration of full-year financial results for

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the most recently completed fiscal year prior to making the grants. The fiscal 2025 equity awards were granted in February 2025. We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Organization and Compensation Committee before the grant of an equity award, the Organization and Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
IV. OTHER ELEMENTS OF EXECUTIVE COMPENSATION AND OTHER ASPECTS OF EXECUTIVE COMPENSATION PROGRAM
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. Employees are immediately and fully vested in their contributions. We match 50% of the first 6% of each participant’s contributions up to 3% of eligible earnings.
Benefits
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including (a) medical, dental, and vision benefits; (b) medical and dependent care flexible spending accounts; (c) short-term and long-term disability insurance; and (d) life insurance.
We believe the general benefits described above are necessary to provide a competitive compensation package to our NEOs. We do not currently provide perquisites or other special benefit arrangements to our NEOs. In the future, we may provide perquisites or other personal benefits in limited circumstances where our Organization and Compensation Committee deems appropriate to assist an individual executive officer in the performance of his duties or for motivation or retention purposes, though we do not expect these perquisites to be a significant component of our compensation program.
Severance and Other Benefits Payable Upon Termination of Employment or Change in Control
Pursuant to their respective employment agreements and/or option agreements, each of our NEOs is entitled to certain payments and benefits in certain termination situations or upon a change in control. See “— Potential Payments Upon Termination or Change-In-Control” for information regarding benefits under Company Executive Severance.
Risk Management Considerations
The Organization and Compensation Committee considers, in establishing and reviewing our employee compensation programs, including those for our NEOs, whether each of these programs encourages unnecessary or excessive risk taking. We believe our compensation policies and practices for our employees do not encourage unnecessary or excessive risk taking or create risks that are reasonably likely to have a material adverse effect on the Company.

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Tax and Accounting Considerations
COMPENSATION DEDUCTIBILITY / SECTION 162(M) OF THE INTERNAL REVENUE CODE
Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, generally prohibits executive compensation in excess of $1 million per year to be deducted by us as a compensation expense. The Organization and Compensation Committee has approved, and may continue to approve, compensation exceeding the $1 million limitation, including with respect to a portion of base salary, annual bonus, and long-term incentives. For any taxable year beginning after December 31, 2026, the American Rescue Plan Act of 2021 updated Section 162(m) to include an additional five highest paid employees to the definition of “covered employees.”
While compensation tax deductions are relevant issues to consider, the Organization and Compensation Committee believes that stockholder interests are best served by not restricting flexibility in designing compensation programs, even though such programs may result in nondeductible compensation expenses for tax purposes.
Accounting Standards. Accounting Standards Codification Topic 718 (“ASC 718”) requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, RSUs and PSUs under our equity incentive award plans are accounted for under ASC 718. The Organization and Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.
Recovery of Erroneously Awarded Compensation Policy
The Company has adopted a Recovery of Erroneously Awarded Compensation Policy to comply with final SEC and NYSE rules that require the clawback of certain erroneously awarded compensation. In conformance with these rules, our policy requires the clawback by the Company of certain incentive-based compensation paid to current and former executive officers in the event that the Company is required to prepare an accounting restatement. A copy of our Recovery of Erroneously Awarded Compensation Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Organization and Compensation Committee Report
This Organization and Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates this report by specific reference.
The Organization and Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and these discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and the Company’s proxy statement.
The preceding report has been furnished by the following members of the Organization and Compensation Committee:
Shelley G. Broader, Chair
Cynthia B. Burks
Gary L. Ellis
Casey M. Tansey

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Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the fiscal years presented.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Other ($)(5)	Total ($)
Timothy P. Herbert President and Chief Executive Officer	2025	750,572	—	5,999,655	—	961,557	—	7,711,784
	2024	725,190	—	4,949,893	1,610,435	820,625	—	8,106,143
	2023	690,000	33,396	2,999,761	3,133,094	634,524	—	7,490,775
Randall A. Ban Chief Commercial Officer(6)	2025	490,794	—	1,899,947	—	328,047	10,500	2,729,287
	2024	474,197	—	1,574,939	512,342	279,966	10,350	2,851,794
	2023	370,466	—	799,743	835,431	253,980	9,900	2,269,520
Richard J. Buchholz Chief Financial Officer(6)	2025	477,989	—	1,899,947	—	319,488	10,260	2,707,684
	2024	457,844	—	1,574,939	512,342	270,311	9,189	2,824,625
	2023	447,243	10,810	799,743	835,431	205,382	9,900	2,308,509
Bryan K. Phillips SVP, General Counsel, CCO and Corporate Secretary	2025	475,182	—	1,899,947	—	317,612	9,744	2,702,484
	2024	431,983	50,000	1,574,939	512,342	255,043	9,744	2,834,051

Carlton W. Weatherby Chief Strategy Officer(6)	2025	506,250	—	1,899,947	—	428,890	—	2,835,087
	2024	465,189	—	1,574,939	512,342	344,400	—	2,896,870
	2023	200,083	4,795	800,112	742,683	91,107	436,167	2,274,947

(1)	Amounts reflect the actual base salary paid to each NEO in each applicable year.
(2)	Amounts reflect discretionary bonuses paid to Messrs. Herbert, Buchholz, Phillips, and Weatherby in the applicable year.
(3)
Amounts reflect the full grant date fair value of stock options, RSUs, and PSUs granted computed in accordance with ASC 718, rather than the amounts paid to or realized by the named individual. The target and maximum grant date fair values of the PSUs granted to each NEO are shown in the table below. We provide information regarding the assumptions used to calculate the value of all stock options, RSU, and PSU awards made to NEOs in Note 6 to our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Name	Year	Target Value of PSUs ($)	Maximum Value of PSUs ($)
Timothy P. Herbert	2025	2,999,827	5,999,655
	2024	3,299,929	6,599,857
	2023	2,999,761	5,999,522
Randall A. Ban	2025	949,973	1,899,947
	2024	1,049,960	2,099,919
	2023	799,743	1,599,486
Richard J. Buchholz	2025	949,973	1,899,947
	2024	1,049,960	2,099,919
	2023	799,743	1,599,486
Bryan K. Phillips	2025	949,973	1,899,947
	2024	1,049,960	2,099,919
Carlton W. Weatherby	2025	949,973	1,899,947
	2024	1,049,960	2,099,919
	2023	800,112	1,600,224

(4)
Amounts reflect cash incentive compensation under our Management Incentive Program for all NEOs, except in the case of Mr. Ban for 2023, which amounts reflect earned commissions based on the achievement of sales-related performance metrics.

(5)	Represents matching contributions made by the Company under our 401(k) Plan for Messrs. Ban, Buchholz, and Phillips for the relevant fiscal years.

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(6)
Mr. Weatherby assumed the role of Chief Strategy and Growth Officer effective December 1, 2024, and Mr. Ban assumed the role of Executive Vice President, Patient Access and Therapy Development effective January 1, 2025. Additionally, Mr. Ban retired and ceased serving as our Executive Vice President, Patient Access and Therapy Development on February 1, 2026 and Mr. Buchholz departed the Company as part of the overall chief financial officer transition on February 28, 2026.

Grants of Plan-Based Awards - Fiscal 2025
The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2025 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards which the Company granted to the NEOs during fiscal 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy P. Herbert		647,368	863,157	1,726,315
	02/13/25				8,015	16,029	32,058				2,999,827
	02/13/25							16,029			2,999,827
Randall A. Ban		220,857	294,476	588,953
	02/13/25				2,538	5,076	10,152				949,973
	02/13/25							5,076			949,973
Richard J. Buchholz		215,095	286,793	573,587
	02/13/25				2,538	5,076	10,152				949,973
	02/13/25							5,076			949,973
Bryan K. Phillips		213,832	285,109	570,218
	02/13/25				2,538	5,076	10,152				949,973
	02/13/25							5,076			949,973
Carlton W. Weatherby		288,750	385,000	770,000
	02/13/25				2,538	5,076	10,152				949,973
	02/13/25							5,076			949,973

(1)
Amounts represent the potential cash payout amounts under the fiscal 2025 MIP. The actual cash payout amounts based on actual performance achievement are disclosed in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

(2)	Amounts represent the number of shares of common stock underlying the threshold, target, and maximum payout of PSUs granted in February 2025.
(3)	Amounts represent the number of RSUs granted to each NEO in 2025 as a component of such officer’s long-term incentive compensation.
(4)
Amounts represent the grant date fair value of the awards determined in accordance with ASC 718. PSUs are reflected at target payout. For a discussion of assumptions made in determining the grant date fair value of stock options and PSUs granted by the Company, see Note 6 of the Notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

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NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Executive Compensation Arrangements
Each of our NEOs’ employment is “at will” and may be terminated at any time, subject to certain notice requirements, described below. The written descriptions and material terms of the employment agreements we have entered into with each of our NEOs are discussed below. Each of the employment agreements provides for a Code Section 280G “cutback” such that payments or benefits that the NEO receives in connection with a Change of Control (as defined in the applicable employment agreement) will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to the NEO. The employment agreements also contain non-competition and employee non-solicitation covenants that apply through one year following termination of employment.
Timothy P. Herbert.  We entered into an employment agreement with Mr. Herbert (the “Herbert Employment Agreement”), which provides for an indefinite term and is terminable at will by us or Mr. Herbert, provided that one month’s advance notice must be provided by the terminating party in the event of a termination of employment without “Cause” by us or a resignation without “Good Reason” by Mr. Herbert (each as defined in the Herbert Employment Agreement).
The Herbert Employment Agreement provides for Mr. Herbert’s eligibility to receive discretionary annual bonuses (expressed as a target percentage of base salary) based upon achievement of annual performance targets, and/or long-term incentive compensation. Pursuant to the Herbert Employment Agreement, upon termination of employment by us without Cause or by Mr. Herbert for Good Reason, Mr. Herbert will receive the sum of his (x) then current annual base salary and (y) a pro rata portion of his target annual bonus, with such amount payable in installments over the 12-month period following such termination, as well as subsidized COBRA premiums for 12 months following his termination of employment. Notwithstanding the foregoing, in the event such a termination of employment occurs on or within the 12-month period following a Change of Control, Mr. Herbert will be entitled to receive: (A) the sum of (x) 18 months of his then current base salary and (y) target annual bonus, payable in substantially equal installments for 18 months following his termination of employment, (B) subsidized COBRA premiums for 18 months following his termination of employment and (C) acceleration in full of the vesting of his outstanding equity awards. Mr. Herbert will be required to execute a release of claims in favor of us in order to receive his severance benefits.
Other NEOs.  We have entered into employment agreements with Messrs. Buchholz, Ban, Phillips and Weatherby, each of which provides for an indefinite term and is terminable at will by us or the NEO, provided that one month’s advance notice must be provided by us in the event of a termination of employment without “Cause” (as defined in the applicable employment agreement) and two weeks’ advance notice must be provided by the NEO in the event of a resignation for any reason.
The employment agreements provide for each NEO’s eligibility to receive discretionary annual bonuses (expressed as a target percentage of base salary) based upon achievement of annual performance targets, and/or long-term incentive compensation. Pursuant to the employment agreements, upon termination of employment by us without Cause, the NEO will receive the sum of (x) nine months of his then current annual base salary (or six months in the case of Mr. Weatherby) and (y) a pro rata portion of his target annual bonus, with such amount payable in installments over the nine-month (six months in the case of Mr. Weatherby) period following such termination, as well as subsidized COBRA premiums for nine months (or six months in the case of Mr. Weatherby) following his termination of employment. Notwithstanding the foregoing, in the event such a termination of employment occurs on or within the twelve-month period following a Change of Control (as defined in the applicable employment agreement), the NEO will be entitled to receive: (A) the sum of (x) 12 months (or nine months in the case of Mr. Weatherby) of his then current base salary and (y) target annual bonus, payable in substantially equal installments for 12 months (or nine months in the case of Mr. Weatherby) following his termination of employment, (B) subsidized COBRA premiums for 12 months (or nine months in the case of Mr. Weatherby) following his termination of employment and (C) acceleration in full of the vesting of his outstanding equity awards that were granted on or following the effective date of the applicable employment agreement. An NEO will be required to execute a release of claims in favor of us in order to receive his severance benefits.

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Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2025.

	Option Awards(1)					Stock Awards
		No. of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Award Grant Date	Shares or Units of Stock That Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Option Grant Date	Exercisable (#)	Unexercisable (#)				Number (#)	Market Value ($)	Number (#)	Market or Payout Value ($)(3)
Timothy P. Herbert	12/18/18	84,943	—	42.15	12/18/28	02/10/23	—	—	9,005(4)	830,551
	12/16/19	64,062	—	71.00	12/16/29	02/09/24	5,644	520,546	16,934(5)	1,561,823
	12/14/20	—	43,200	194.82	12/14/30	02/13/25	16,029	1,478,355	16,029(6)	1,478,355
	02/11/22	—	17,773	227.53	02/11/32
	02/10/23	—	20,439	263.16	02/10/33
	02/09/24	—	13,755	194.87	02/09/34
Randall A. Ban	12/16/19	20,000	—	71.00	12/16/29	02/10/23	—	—	2,401(4)	221,427
	12/14/20	—	17,300	194.82	12/14/30	02/09/24	1,796	165,645	5,388(5)	496,935
	02/11/22	—	5,924	227.53	02/11/32	02/13/25	5,076	468,159	5,076(6)	468,159
	02/10/23	—	5,450	263.16	02/10/33
	02/09/24	—	4,376	194.87	02/09/34
Richard J. Buchholz	12/14/20	—	17,300	194.82	12/14/30	02/10/23	—	—	2,401(4)	221,427
	02/11/22	—	5,924	227.53	02/11/32	02/09/24	1,796	165,645	5,388(5)	496,935
	02/10/23	—	5,450	263.16	02/10/33	02/13/25	5,076	468,159	5,076(6)	468,159
	02/09/24	—	4,376	194.87	02/09/34
Bryan K. Phillips	01/29/21	—	15,000	201.51	01/29/31	02/10/23	—	—	2,401(4)	221,427
	02/11/22	—	5,924	227.53	02/11/32	02/09/24	1,796	165,645	5,388(5)	496,935
	02/10/23	—	5,450	263.16	02/10/33	02/13/25	5,076	468,159	5,076(6)	468,159
	02/09/24	—	4,376	194.87	02/09/34
Carlton W. Weatherby	07/31/23	—	4,452	287.81	07/31/33	07/31/23	—	—	2,196(4)	202,556
	02/09/24	—	4,376	194.87	02/09/34	02/09/24	1,796	165,645	5,388(5)	496,935
						02/13/25	5,076	468,159	5,076(6)	468,159

(1)
Each stock option award has the same vesting schedule, which provides for 25% of the award to vest on the first anniversary of the grant date and the remaining 75% of the award to vest in 36 equal monthly installments thereafter (such that the award would fully vest on the fourth anniversary of the grant date), subject to the recipient’s continuous employment with us through the relevant vesting dates; provided that a stock option award will fully accelerate in vesting in the event of a termination of the recipient’s employment by us without “Cause” (as defined in the applicable NEO’s employment agreement) within one year following a “Change in Control”. For additional details, please refer to the section titled “Executive Compensation—Narrative to Summary Compensation Table—Equity Compensation” above.

(2)
Each RSU award has the same vesting schedule, which provides for one-third of the award to vest on each of the first, second, and third anniversaries of the grant date, subject to the recipient’s continuous employment with us through the relevant vesting dates; provided that an RSU award will fully accelerate in vesting in the event of a termination of the recipient’s employment by us without “Cause” (as defined in the NEO’s employment agreement) within one year following a “Change in Control”. For additional details, please refer to the section titled “Executive Compensation—Narrative to Summary Compensation Table—Equity Compensation” above.

(3)
The market value of PSUs that have not vested equals the number of such shares, units or other rights multiplied by $92.23, which was the closing price per share of the Company’s common stock as listed on the New York Stock Exchange on December 31, 2025 (the last trading day of the fiscal year).

(4)
Represents PSUs granted in February 2023. The performance objectives for this plan are specified levels of revenue over the three-year performance period ended December 31, 2025. In January 2026, the Organization and Compensation Committee determined that the performance objectives for this plan were achieved at 79% and the PSUs vested on February 20, 2026. The number of shares and payout value are reported at the actual payout value of 79%.

(5)
Represents PSUs granted in February 2024. The performance objectives for this plan are specified levels of revenue and operating income over the three-year performance period ending December 31, 2026. Because cumulative performance for the three-year performance period applicable to these PSUs has not yet surpassed the threshold level established for payout, the number of shares and payout value are reported at the threshold level.

(6)
Represents PSUs granted in February 2025. The performance objectives for this plan are specified levels of revenue and operating income over the three-year performance period ending December 31, 2027. Because cumulative performance for the three-year performance period applicable to these PSUs has not yet surpassed the threshold level established for payout, the number of shares and payout value are reported at the threshold level.

Inspire Medical Systems, Inc.	52	2026 Proxy Statement

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested — Fiscal 2025
The following table shows stock options exercised and RSUs vested for our NEOs during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Timothy P. Herbert	—	—	21,281	3,955,704
Randall A. Ban	25,000	2,894,422	7,050	1,310,611
Richard J. Buchholz	25,008(3)	687,528(3)	7,050	1,310,611
Bryan K. Phillips	—	—	7,618	1,418,525
Carlton W. Weatherby	—	—	898	163,571

(1)
Represents the difference between the option exercise price and the closing price of our common stock, as reported on the New York Stock Exchange, on the date of exercise, multiplied by the number of shares of our common stock underlying the stock options that were exercised.

(2)
Represents the product of the number of RSUs and PSUs that vested, multiplied by the closing price of our common stock, as reported on the New York Stock Exchange, on the date of vesting. Includes shares of our common stock that were withheld in connection with the satisfaction of tax withholding obligations arising out of the vesting of the RSUs and PSUs.

(3)
Number of shares acquired on exercise for Mr. Buchholz is comprised of three exercises, all of which were “Net Exercise and Hold” transactions and did not involve market sales. These exercises resulted in net issuances to Mr. Buchholz in the amount of 2,646 shares, 275 shares, and 2,450 shares.

Potential Payments Upon Termination or Change-in-Control
INCENTIVE PLAN PROVISIONS
Death or Disability. If an NEO’s employment terminates as a result of the NEO’s death or qualified disability then his or her (a) unvested stock options and RSUs accelerate, and (b) PSUs accelerate and are paid based on target achievement on a pro rata basis, contingent on the NEO having been employed through at least 12 months of the applicable performance period.
Retirement. If an NEO’s employment terminates as a result of a qualifying retirement following attainment of at least 10 years of continuous service and age 60 then the NEO’s (a) unvested options accelerate, (b) RSUs continue to vest, (c) PSUs are paid based on actual performance on a pro rata basis, contingent on the NEO having been employed through at least 12 months of the applicable performance period, and (d) MIP is paid based on actual performance on a pro rata basis. Mr. Herbert and Mr. Ban were the only NEOs who were eligible for a qualifying retirement as of December 31, 2025.
Change in Control. Our PSU award agreements provide: (i) if a change in control occurs where the PSUs are assumed, substituted, replaced or continued by the surviving corporation or successor and the holder experiences a termination of service by the company without cause or by the holder for good reason within the twelve month period following such change in control, the target number of PSUs shall immediately vest as of such termination and (ii) if a change in control occurs where the PSUs are not assumed, substituted, replaced or continued by the surviving corporation or successor, a number of PSUs will be deemed to be achieved and vest upon such change in control based on the greater of actual or target achievement.
EXECUTIVE AGREEMENTS
We have entered into certain agreements with each of our NEOs, as described above, that provide for potential payments upon either a termination of employment or upon a change in control. Please see the “Named Executive Officer Employment Agreements” section above for a description of these potential payments and related benefits.
The table that follows describes the payments that may be made to our NEOs upon several events of termination assuming the termination event occurred on the last day of fiscal 2025 (except as otherwise noted).

Inspire Medical Systems, Inc.	53	2026 Proxy Statement

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS TABLE

Name	Benefit	Death ($)	Disability ($)	Retirement ($)(3)	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Change in Control (no Termination) ($)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control ($)
Timothy P. Herbert	Cash	—	—	961,557	1,613,730	—	1,989,016
	Equity Acceleration(1)(2)	4,363,926	4,363,926	3,975,818	—	4,091,507	6,090,408
	All Other Payments or Benefits	—	—	—	20,718	—	31,077
	Total	4,363,926	4,363,926	4,937,375	1,634,448	4,091,507	8,110,501
Randall A. Ban	Cash	—	—	328,047	662,572	—	785,270
	Equity Acceleration(1)(2)	1,342,726	1,342,726	1,219,305	—	1,245,382	1,879,186
	All Other Payments or Benefits	—	—	—	24,252	—	32,335
	Total	1,342,726	1,342,726	1,547,352	24,252	1,245,382	2,696,792
Richard J. Buchholz	Cash	—	—	—	645,285	—	764,782
	Equity Acceleration(1)(2)	1,342,726	1,342,726	—	—	1,245,382	1,879,186
	All Other Payments or Benefits	—	—	—	24,252	—	32,335
	Total	1,342,726	1,342,726	—	669,537	1,245,382	2,676,304
Bryan K. Phillips	Cash	—	—	—	641,496	—	760,291
	Equity Acceleration(1)(2)	1,342,726	1,342,726	—	—	1,245,382	1,879,186
	All Other Payments or Benefits	—	—	—	21,581	—	28,775
	Total	1,342,726	1,342,726	—	663,077	1,245,382	2,668,250
Carlton W. Weatherby	Cash	—	—	—	607,500	—	734,063
	Equity Acceleration(1)(2)	1,323,855	1,323,855	—	—	1,221,494	1,855,299
	All Other Payments or Benefits	—	—	—	14,412	—	21,618
	Total	1,323,855	1,323,855	—	621,912	1,221,494	2,610,980

(1)
The value of the accelerated stock options is calculated based on the number of shares of our common stock subject to acceleration multiplied by the difference between $92.23, the closing price for a share of our common stock on the New York Stock Exchange on December 31, 2025, and the per share exercise price. The value of the accelerated PSUs is calculated based on the number of unvested PSUs multiplied by $92.23, the closing price for a share of our common stock on the New York Stock Exchange on December 31, 2025. All PSUs are reported at target, except for the PSUs granted in February 2023 which are reported at the actual payout value of 79%. The value of the accelerated RSUs is calculated based on the number of unvested RSUs multiplied by $92.23, the closing price for a share of our common stock on the New York Stock Exchange on December 31, 2025.

(2)
Under the PSU award agreements, in the event of a change in control where the PSUs are not assumed or otherwise continued by an acquirer, the PSUs will be deemed achieved at the greater of target or actual achievement (measured as of the change in control), and such deemed PSUs will accelerate and vest as of such change in control.

(3)
Mr. Herbert and Mr. Ban were the only NEOs who were eligible for a qualifying retirement as of December 31, 2025. The cash payments payable to Mr. Herbert and Mr. Ban upon retirement represent their respective payments under the fiscal 2025 MIP based on actual performance.

Inspire Medical Systems, Inc.	54	2026 Proxy Statement

Pay Versus Performance
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2021, 2022, 2023, 2024, and 2025 and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(2)	Net Income ($)	Revenue ($)(3)
2025	7,711,784	(869,713)	2,743,636	(469,691)	49.04	77.53	145,422,000	911,981,000
2024	8,106,143	2,500,749	2,851,835	1,727,650	98.56	78.05	53,509,000	802,804,000
2023	7,490,775	876,350	2,184,323	(488,837)	108.16	74.29	(21,153,000)	624,799,000
2022	5,675,394	8,351,516	2,140,038	3,119,563	133.91	79.00	(44,881,000)	407,856,000
2021	1,272,916	10,637,336	1,132,482	3,925,220	122.41	103.32	(42,042,000)	233,394,000

(1)
Amounts represent compensation “actually paid” to our principal executive officer, or PEO, and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Timothy P. Herbert	Randall A. Ban, Richard J. Buchholz, Bryan K. Phillips, and Carlton W. Weatherby
2024	Timothy P. Herbert	Randall A. Ban, Richard J. Buchholz, Bryan K. Phillips, and Carlton W. Weatherby
2023	Timothy P. Herbert	Randall A. Ban, Richard J. Buchholz, Philip J. Ebling, and Carlton W. Weatherby
2022	Timothy P. Herbert	Randall A. Ban, Richard J. Buchholz, Philip J. Ebeling, and John C. Rondoni
2021	Timothy P. Herbert	Randall A. Ban, Richard J. Buchholz, Philip J. Ebeling, and Bryan K. Phillips

Compensation actually paid (CAP) to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as reflected below. The fair values of PSUs and stock options included in the CAP to our PEO and the Average CAP to our non-PEO NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in Note 6 of our Annual Report on Form 10-K for the year ended December 31, 2025. Any changes to the PSU fair values from the grant date are based on our updated stock price at the respective measurement dates and updated performance metric projections. Changes to the stock option fair values are based on the updated stock price at the respective measurement dates, in addition to updated expected option term, implied volatility of our stock over the updated expected option term, risk-free rate assumptions, and changes to our non-PEO NEOs.

2025
Adjustments	PEO	Average non-PEO NEOs
Decrease for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(5,999,655)	(1,899,947)
Add the Fair Value (based on ASC 718) of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	—	—
Add the Fair Value (based on ASC 718) of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—

Inspire Medical Systems, Inc.	55	2026 Proxy Statement

PAY VERSUS PERFORMANCE

	2025
Adjustments	PEO	Average non-PEO NEOs
Increase/decrease for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(2,503,048)	(1,178,376)
Increase/decrease for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(78,794)	(135,004)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	—	—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	—	—
TOTAL ADJUSTMENTS	(8,581,497)	(3,213,327)

(2)	For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the S&P Healthcare Equipment Select Industry Index (the “Peer Group”).
(3)	We have selected Revenue as our company-selected measure, which is a GAAP measure.

Inspire Medical Systems, Inc.	56	2026 Proxy Statement

PAY VERSUS PERFORMANCE

Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The line graphs below compare (i) the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our Peer Group’s cumulative TSR, (iv) our Net Income, and (v) our Revenue, in each case, for the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025.
TSR amounts reported in the graph assume an initial fixed investment of $100.

PEO and Average Non-PEO Compensation Actually Paid Versus TSR
(FYE 2020 Indexed to $100)
Compensation Actually Paid ($ Millions)
Company TSR
S&P Healthcare Equipment Select Industry Index TSR
Fiscal Year
12
10
8
6
4
2
0
-2
160
140
120
100
80
60
40
20
0
2020
2021
2022
2023
2024
2025
10.6
3.9
8.4
3.1
0.9
-0.5
2.5
1.7
-0.87
-0.47
100
122.41
133.91
108.16
98.56
49.04
103.32
79
74.29
78.05
77.53
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inspire Medical Systems, Inc. TSR
S&P Healthcare Equipment Select Industry Index TSR

Inspire Medical Systems, Inc.	57	2026 Proxy Statement

PAY VERSUS PERFORMANCE

PEO and Average Non-PEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
10
8
6
4
2
0
-2
170
120
70
20
-30
-80
10.6
3.9
-42
8.4
3.1
-44.9
0.9
-21.2
-0.5
2.5
1.7
53.5
-0.87
-0.47
145.42
2021
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inspire Medical Systems, Inc. Net Income

PEO and Average Non-PEO Compensation Actually Paid Versus Revenue
Compensation Actually Paid ($ Millions)
Revenue ($ Millions)
12
10
8
6
4
2
0
-2
1000
900
800
700
600
500
400
300
200
100
0
10.6
3.9
8.4
3.1
0.9
-0.5
2.5
1.7
-0.87
-0.47
233.39
407.86
624.8
802.8
911.98
2021
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inspire Medical Systems, Inc. Revenue

Pay Versus Performance Tabular List
We believe that revenue, adjusted operating income (loss), and insurance reimbursement approvals, given the Company’s stage of development and market opportunity, represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2025.

Inspire Medical Systems, Inc.	58	2026 Proxy Statement

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing pay ratio information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Herbert, our CEO. For 2025, our last completed fiscal year:
•	the median of the annual total compensation of all employees of our Company (other than our CEO) was $222,549; and
•	the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement was $7,711,784.
Based on this information, the ratio of the CEO’s fiscal 2025 annual total compensation to that of the median employee was 35 to 1.
Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure
In determining the pay ratio calculation, we used the methodology, assumptions, and estimates set forth below in determining the median employee.
1.	We selected October 1, 2025, which is within the last three months of fiscal 2025, as the date upon which we would identify the median employee.
2.	We determined that, as of October 1, 2025, our employee population consisted of 1,348 individuals working at the Company.
3.
For purposes of measuring the compensation of our employee population, we selected a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of October 1, 2025: (1) annual base pay, (2) the actual cash incentive opportunity using the payout under the 2025 MIP, and (3) the grant date fair value for equity awards granted through December 31, 2025. In identifying the median employee, we annualized the compensation values of permanent employees that joined our Company during fiscal 2025. Amounts paid in foreign currencies were converted to U.S. Dollars based on the average annual exchange rate as of October 1, 2025.

4.
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.

5.
Once we identified the median employee, we identified and calculated the elements of such employee’s compensation for fiscal 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $222,549. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table included elsewhere in this document.

We believe the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Inspire Medical Systems, Inc.	59	2026 Proxy Statement

PROPOSAL NO. 4
Approval, On An Advisory (Non-Binding) Basis, Of Frequency Of Future Advisory Votes On The Compensation Of Our Named Executive Officers
In accordance with Section 14A of the Exchange Act, we are requesting your advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every ONE YEAR, TWO YEARS, THREE YEARS or abstaining. Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future say-on-pay votes.
We recommend that our stockholders select a frequency of every ONE YEAR. We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between us and our stockholders on the compensation of our named executive officers. An annual advisory vote on executive compensation is consistent with our goal of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.
RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EVERY ONE YEAR AS THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.

Inspire Medical Systems, Inc.	60	2026 Proxy Statement

PROPOSAL NO. 5
Amendment to Certificate of Incorporation to Phase Out Classified Board Structure
Currently, the Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Company provides for a classified Board, divided into three classes of directors, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board and each class elected for a three-year term.
After considering the advantages and disadvantages of declassification, including the feedback received from our stockholders through our proactive outreach in recent years and specific stockholder perspectives in the last year, the Board has determined it is in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to declassify the Board over the next three years. The proposed amendment to the Company’s Certificate of Incorporation as described below, therefore, substantially implements the stockholder’s proposal.
The Board of Directors unanimously has approved, and recommends that the Company’s stockholders approve, an amendment to the Company’s Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with the 2029 annual meeting of stockholders.
Because brokers may not cast a vote on this proposal without your instruction, it is very important that you vote your shares.
The proposed amendment to the Certificate of Incorporation would eliminate the classification of the Board over a three-year period and provide for the annual election of all directors beginning at the 2029 annual meeting of stockholders. The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting if our stockholders approve the amendment. Board declassification would be phased in over a three-year period, beginning at the 2027 annual meeting of stockholders, as follows:
•	Nominees at this Annual Meeting will be elected to serve a three-year period ending at the 2029 annual meeting.
•
Directors whose terms end at the 2027 annual meeting will continue to serve until that meeting. At the 2027 annual meeting, each director nominated for election would be elected for a two-year term ending at the 2029 annual meeting.

•
Directors whose terms end at the 2028 annual meeting will continue to serve until that meeting. At the 2028 annual meeting, each director nominated for election would be elected for a one-year term ending at the 2029 annual meeting.

•	At the 2029 annual meeting, all nominees presented for election to the Board would be elected to one-year terms.
If this proposal is approved, beginning with the 2029 annual meeting of stockholders, all directors would stand for election at each annual meeting of stockholders for a one-year term expiring at the subsequent annual meeting of stockholders. The proposed amendment does not change the number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.
Delaware law provides that, unless otherwise addressed in the certificate of incorporation, members of a board that is classified may be removed only for cause. The proposed amendment to the Certificate of Incorporation provides that, once the Board is fully declassified as of the 2029 annual meeting of stockholders, directors may be removed with or without cause. Before that time, directors may be removed only for cause.
The proposed Certificate of Amendment to the Certificate of Incorporation is attached to this Proxy Statement as Annex A. Stockholders are urged to read the proposed Certificate of Amendment in its entirety.

Inspire Medical Systems, Inc.	61	2026 Proxy Statement

PROPOSAL NO. 5

If this Proposal No. 5 is approved, the proposed amendment will become legally effective upon the filing with the Delaware Secretary of State of the Certificate of Amendment to the Company’s Certificate of Incorporation. The Company would make that filing promptly after the Annual Meeting if our stockholders approve the amendment. If this Proposal No. 5 is not approved, the Board of Directors will remain classified, and approximately one-third of the Board of Directors will stand for election in any given year pursuant to the Company’s Certificate of Incorporation.
RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PHASE OUT THE CLASSIFIED BOARD STRUCTURE.

Inspire Medical Systems, Inc.	62	2026 Proxy Statement

PROPOSAL NO. 6
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE INSPIRE MEDICAL SYSTEMS, INC. 2018 INCENTIVE AWARD PLAN
On March 6, 2026, our Board approved, subject to stockholder approval, an amendment and restatement of the 2018 Plan to:
•
Increase the aggregate number of shares authorized for issuance under the 2018 Plan from 7,303,857 shares to 9,903,857 shares (which also represents the maximum number of shares which may be granted as incentive stock options (“ISOs”) thereunder);

•	Remove the evergreen feature from the 2018 Plan, which provided for an annual increase in the share reserve;
•	Include minimum vesting requirements of at least one year on all awards granted under the 2018 Plan, with limited exceptions as described elsewhere in this proposal;
•
Prohibit the payment of dividends or dividend equivalents in respect of unvested time-based awards until the award vests, in addition to the 2018 Plan’s existing prohibition on paying dividend equivalents in respect of unvested performance-based awards; and

•
Extend the term of the 2018 Plan through the tenth anniversary of the date the amendment and restatement of the 2018 Plan (such amended and restated plan, the “A&R 2018 Plan”) was adopted by the Board.

This summary below is qualified in its entirety by reference to the actual terms and conditions of the A&R 2018 Plan, which is incorporated by reference to Annex B to this proxy statement.
Key Reasons to Vote for this Proposal
✔
Equity Compensation is Critical to Our Talent Attraction and Retention Strategy: We have historically viewed equity compensation, particularly the usage of stock options, as an important part of our talent management and compensation incentivization program. Our equity incentive program provides a range of incentive tools and sufficient flexibility to permit the Organization and Compensation Committee of the Board to attract new key employees and to continue to retain current key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.

✔
Broad-Based Equity Program Links Employee Incentives to Long-Term Stockholder Outcomes: Equity compensation is an important part of our overall compensation program which serves to foster an ownership mindset amongst our employees and align the interests of our employees throughout the entire organization with those of our stockholders. In 2026, over 80% of our employees received equity awards in our annual grants and historically, nearly all employees received equity awards, regardless of their role, underscoring the importance of equity incentives in our annual compensation practices.

✔
Remaining Share Capacity Poses Significant Risk to Employee Retention Strategy: As a result of challenging conditions, industry-wide sector headwinds and shifts in the reimbursement and coding landscape – as well as perceived uncertainty in the medical device reimbursement process – our stock price has undergone a period of increased volatility. As of February 23, 2026, we had only 575,367 shares available for future awards under the 2018 Plan. If the A&R 2018 Plan is not approved, we would need to increase our use of cash compensation to support the competitiveness of our employee compensation program, which would impact our ability to allocate capital towards our strategic initiatives.

✔
Shareholder Friendly Governance Provisions and Evergreen Removal: The A&R 2018 Plan removes the evergreen share replenishment feature and incorporates additional features intended to address stockholders’ concerns related to equity compensation plans and uphold sound corporate governance practices, including the imposition of minimum one-year vesting requirements on all awards (with limited exceptions).

Inspire Medical Systems, Inc.	63	2026 Proxy Statement

PROPOSAL NO. 6

✔
Track Record of Share Buybacks and Offsetting Dilution: Since we began share repurchases in 2024, we have repurchased and retired 1,927,917 shares. Despite the vesting and exercises of historical equity awards during 2024 and 2025, our shares outstanding decreased by 766,525 shares between December 31, 2023 and February 23, 2026, or 3%.

✔
New Share Request Will Increase Total Dilution by 9%: Nearly 25% of total dilution, assuming the new share request is approved, is attributed to stock options granted since our 2018 IPO. These options represent 6.3% of our total shares outstanding as of February 23, 2026 Of those outstanding options, as of February 23, 2026, nearly 90% were underwater, with a weighted average exercise price of $173.31, which is above the current market price of our common stock. Beginning in 2025, and in part to reduce dilution, we discontinued the use of stock options as part of the mix of our annual equity awards and increased the use of RSUs, which have lower dilutive impact on our shareholders.

✔
Regular Ongoing Shareholder Approval on Future New Share Requests: Given the elimination of the evergreen feature, the intended new share request is expected to support our annual equity compensation program for approximately one year, providing shareholders the opportunity to weigh in on our equity compensation practices on a more frequent basis.

Background on Share Request
Overview
We adopted the 2018 Plan in connection with our IPO. In the years following its adoption, we have continued to develop our public company equity compensation philosophy and strengthen its alignment with best practices in equity compensation plans. Significant changes include the introduction of PSUs in 2022, the transition to an equity mix solely comprised of RSUs and PSUs beginning in 2025, and most recently, further changes in 2025 to promote the sustainability of our equity compensation program.
Equity compensation serves as one of the primary long-term incentive and retention tools in the medical-technology and biotechnology industries. The current combination of underwater options and a depleted equity pool creates a significant risk to our talent retention strategy and efforts to align employee interests with those of our stockholders.
Most of our Stock Options are Underwater.
Our equity program reflects our strong culture of ownership. For example, our named executive officers tend to hold their shares closer to option expiration rather than exercising early, which reflects confidence in the Company’s long-term prospects and can contribute to higher overhang levels.
However, as a result of the volatility of our stock price due to challenging conditions, industry-wide sector trends and shifts in the medical device reimbursement and coding landscape (as well as perceived uncertainty in the reimbursement process), nearly 90% of outstanding stock options held by our employees had exercise prices above the current market price of our common stock, meaning they were underwater on such date and had zero intrinsic value.
Stock option awards that are underwater and/or perceived to be of low value are of limited benefit in motivating and retaining our talent, and although over recent years we have transitioned our equity mix to be comprised of RSUs and PSUs, many of our employees continue to hold stock option awards from prior years that are underwater.
The Importance of Attracting and Retaining Talent through a Market Competitive Equity Program.
As of February 23, 2026, following our grant of our annual equity awards for 2026, there are only 575,367 shares available for future awards under the 2018 Plan. We require adequate shares to grant equity awards to our employees, directors and other service providers, and we have determined that the Company’s ability to grant such awards will be insufficient unless additional shares are available for grant under the A&R 2018 Plan.

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Equity awards have historically been granted deep within the Company employee base, demonstrating that the A&R 2018 Plan is truly a broad-based plan. Approximately 80% of our employees currently receive annual equity awards, with only 20% of total annual equity awards granted to our executive officers in 2026. The percentage of total annual equity awards granted to executive officers in 2023, 2024 and 2025 was 20%, 19% and 16%, respectively.

If the A&R 2018 Plan is not approved by our stockholders, awards previously granted and outstanding under the 2018 Plan will not be affected and will remain in full force and effect under the 2018 Plan according to their respective terms. However, the inability to make competitive equity awards to attract and retain talented employees could have an adverse impact on our business. Furthermore, if the A&R 2018 Plan is not approved, we could be forced to increase our use of cash compensation, which will reduce our ability to allocate capital towards our business needs and strategic initiatives. We believe the approval of the A&R 2018 Plan is critical to our future success.

Key Considerations
In its determination to approve the A&R 2018 Plan, our Board reviewed our historical share usage, certain burn rate metrics, and other considerations outlined below in conjunction with information provided by our independent compensation consultant, Aon. Specifically, our Board considered the following:
•
In determining the reasonableness of the increase to the A&R 2018 Plan share reserve of 2,600,000 shares, our Board considered our historic burn rate, overhang and dilution levels described below under “Key Equity Metrics.” The 2,600,000 new shares represent 9.0% of common shares outstanding as of February 23, 2026, which our Board believes is a reasonable request.

•
We expect the increase to the A&R 2018 Plan share reserve of 2,600,000 shares to provide us with enough shares for awards for approximately one year, assuming we continue to grant awards consistent with our current practices (which we plan to continue to evolve). We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the A&R 2018 Plan could last for a shorter or longer period of time, particularly given the recent volatility in our stock price.

•
If our stockholders do not approve the A&R 2018 Plan at the Annual Meeting, we may be unable to continue granting equity awards to our employees and non-employee directors, which could prevent us from successfully attracting and retaining the talent we need to achieve our strategic objectives.

In light of the factors described above, our Board has determined that the size of the share reserve under the A&R 2018 Plan is reasonable and appropriate at this time.
Best Governance Practices
The Board believes that the A&R 2018 Plan closely aligns with stockholder interests and is consistent with market leading corporate governance practices and provisions:
Key Features of the A&R 2018 Plan
•
No evergreen feature; stockholder approval required for share reserve increases. The A&R 2018 Plan removes the evergreen feature from the 2018 Plan and as a result, will not provide for an annual increase in the share reserve without stockholder approval.

•
No liberal share counting. The A&R 2018 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements with respect to stock options or stock awards.

•
No repricing of awards without stockholder approval. Under the A&R 2018 Plan, awards may not be repriced without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.

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•
Limit on Non-Employee Director Awards. The sum of the grant date fair value of all equity-based awards and the maximum amount that may become payable pursuant to all cash-based awards that may be granted as compensation for services as a non-employee director during any calendar year may not exceed $500,000; provided that such maximum amount will not exceed $1,000,000 in the calendar year of any such non-employee director’s initial election or appointment to the Board.

•	No discounted options or SARs. All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.
•	All awards are subject to clawback. All awards granted under the A&R 2018 Plan are subject to our clawback policy.
•	Independent plan administrator. The Organization and Compensation Committee, consisting of independent members of our board of directors, is charged with the administration of the A&R 2018 Plan.
•	No accelerated vesting on change in control. The A&R 2018 Plan does not have automatic “single-trigger” accelerated vesting provisions for awards in connection with a change in control.
•
Minimum vesting conditions. Awards or portions of an award granted under the A&R 2018 Plan will have minimum vesting periods of at least one year, with certain limited exceptions that in aggregate cannot exceed 5% of the shares available to be granted under the A&R 2018 Plan.

•	No Tax Gross-Ups. The A&R 2018 Plan does not provide for any tax gross-ups.
•
No payment of dividends or dividend equivalents on unvested awards. Under the A&R 2018 Plan, no dividends or dividend equivalents in respect of shares underlying an unvested award may be paid until the award vests, and no dividend or dividend equivalents may be paid on outstanding stock options or SARs.

Key Equity Metrics
Equity Incentive Awards Are Critical to Long-Term Shareholder Value Creation
The table below presents information about the number of shares that were subject to outstanding equity awards and the shares remaining available for issuance, as of February 23, 2026.

	Number of Shares	As a % of Shares Outstanding(1)
Options outstanding under the 2018 Plan	1,810,639
Weighted Average Exercise Price of Outstanding Options under the 2018 Plan	$173.31
Weighted Average Remaining Term of Outstanding Options under the 2018 Plan	5.13 years
Time-based restricted stock units outstanding under the 2018 Plan	2,023,583
Performance-based restricted stock units outstanding under the 2018 Plan(2)	769,244
Shares available for grant under the 2018 Plan(3)	575,367
Shares available for grant and subject to outstanding awards(2)(3)	5,178,833	17.99%
Awards outstanding under other incentive plans(4)	9,733
Additional shares requested under the A&R 2018 Plan	2,600,000
Projected overhang under all plans (shares reserved and available for outstanding awards under the 2018 Plan, 2017 Plan, 2007 Plan and additional shares requested under the A&R 2018 Plan)(2)(3)	7,788,566	27.05%
Underwater options included in projected overhang	1,549,540
Projected overhang, excluding underwater options(2)(3)	6,239,026	21.67%

(1)	Based on 28,793,939 shares of our common stock outstanding as of February 23, 2026.
(2)	Performance-based restricted stock unit awards (which we refer to as PSUs) are included at “target” levels.

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(3)	Shares remaining available for issuance under the 2018 Plan calculated assuming PSUs are counted against the share reserve at “target” levels.
(4)
As of February 23, 2026, we had (x) 3,984 options outstanding under our 2007 Stock Incentive Plan (the “2007 Plan”) with a weighted average exercise price of $1.06 and a weighted average remaining term of 1.15 years, and (y) 5,749 options outstanding under our 2017 Stock Incentive Plan (the “2017 Plan”), with a weighted average exercise price of $8.38 and a weighted average remaining term of 2.07 years. We have not made grants or awards under the 2017 Plan since our IPO and the 2007 Plan expired in accordance with its terms on November 28, 2017, and was therefore frozen as to new awards. As of February 23, 2026, we had 1,820,372 options outstanding in total under the 2007 Plan, the 2017 Plan and the 2018 Plan with a weighted average exercise price of $172.41 and a weighted average remaining term of 4.98 years.

The Board considered the number of equity awards granted by the Company during the past three calendar years. In fiscal years 2023, 2024 and 2025, equity awards representing a total of approximately 666,049 shares, 1,046,172 shares, and 980,591 shares, respectively, were awarded under the 2018 Plan, for an annual equity burn rate of 2.27%, 3.51% and 3.34%, respectively (with PSUs not reflecting actual performance). This level of equity awards represents a 3-year average burn rate of 3.04% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards awarded during the fiscal year by the basic weighted average number of common shares outstanding during the same fiscal year. The adjusted burn rate reflecting PSUs once earned, rather than calculated at “target” or another assumption, for fiscal years 2023, 2024 and 2025 was 570,055, 861,267 and 887,776 shares, respectively representing an annual adjusted equity burn rate of 1.95%, 2.89% and 3.02%, respectively. This level represents a 3-year average adjusted burn rate of 2.62%.
In fiscal years 2023, 2024 and 2025, the end of year overhang rate was approximately 14.64%, 15.26% and 16.13%, respectively. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards, at the end of the fiscal year by (2) the number of common shares outstanding at the end of the fiscal year.
As of February 23, 2026, the closing price of our common stock was $58.29.
While the Board is cognizant of the potential dilutive effect of compensatory share awards, it also recognizes the significant benefits and pay for performance structure that is achieved from making such awards.
A&R 2018 Plan
The principal purpose of the A&R 2018 Plan is to grant cash and equity incentive awards to eligible employees, consultants and directors in order to attract, motivate and retain the talent for which we compete. The principal features of the A&R 2018 Plan are summarized below, but the summary is qualified in its entirety by reference to the actual terms and conditions of A&R 2018 Plan, which is incorporated by reference to Annex B to this proxy statement.
Eligibility and Administration
Our employees, consultants and directors, and employees, consultants and directors of our subsidiaries will be eligible to receive awards under the A&R 2018 Plan. The A&R 2018 Plan will be administered by our Board with respect to awards to non-employee directors and by our Organization and Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the A&R 2018 Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the A&R 2018 Plan, including any vesting and vesting acceleration conditions.
Persons eligible to participate in the A&R 2018 Plan currently include all members of the Board (currently including 8 non-employee directors), and approximately 1,300 employees of the Company and its subsidiaries, in each case, as determined by the administrator of the A&R 2018 Plan. Only employees may be granted ISOs under the A&R 2018 Plan.

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Limitation on Awards and Shares Available Under the A&R 2018 Plan
The aggregate number of shares of our common stock that will be available for issuance under awards granted pursuant to the A&R 2018 Plan, which shares may be authorized but unissued shares, or shares purchased in the open market, will be equal to 9,903,857 shares.
If an award under the A&R 2018 Plan is forfeited, expires, is converted to shares of another entity in connection with a spin-off or other similar event or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration, conversion or cash settlement, be used again for new grants under the A&R 2018 Plan. However, the following shares may not be used again for grant under the A&R 2018 Plan: (1) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award; (2) shares subject to a stock appreciation right, or SAR, that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options.
Awards granted under the A&R 2018 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the A&R 2018 Plan. The sum of the grant date fair value of equity-based awards and the amount of any cash compensation granted to a non-employee director during (i) the first calendar year of such non-employee director’s service will not exceed $1,000,000 and (ii) each subsequent calendar year of such non-employee director’s service will not exceed $500,000.
Awards under the A&R 2018 Plan
The A&R 2018 Plan will provide for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs, stock appreciation rights, or SARS, restricted stock, restricted stock units, or RSUs, other stock or cash based awards and dividend equivalents. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the A&R 2018 Plan. Certain awards under the A&R 2018 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the A&R 2018 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

•
SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.

•
Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs, which include performance-based restricted stock units such as our PSUs, are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms

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of the award or at the election of the participant, if the plan administrator permits such a deferral. Conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.
•
Other Stock or Cash Based Awards. Other stock or cash awards are cash payments, cash bonus awards, stock payments, stock bonus awards or incentive awards paid in cash, shares of our common stock or a combination of both, and may include deferred stock, deferred stock units, retainers, committee fees and meeting based fees.

•
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividends and dividend equivalents may not be paid on awards granted under the A&R 2018 Plan unless and until such awards have vested, and no dividends and dividend equivalents may be paid on outstanding stock options or SARs.

Minimum Vesting
The A&R 2018 Plan contains a minimum vesting requirement, subject to limited exceptions, that awards made pursuant to the A&R 2018 Plan may not vest earlier than the date that is one year following the grant date of the award. The limited exceptions allow the issuance of awards in an aggregate of up to 5% of the shares available to be granted under the A&R 2018 Plan without minimum vesting provisions, as well as the issuance of (i) awards in lieu of cash compensation, (ii) annual equity grants to non-employee directors granted at the annual meeting of stockholders that vest at the following annual meeting of stockholders so long as the period between such meetings is not less than 50 weeks, and (iii) substitute awards. The plan administrator has the authority to waive the one-year vesting restrictions upon the participant’s termination of service or a change in control.
Certain Transactions
The plan administrator will have broad discretion to take action under the A&R 2018 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator may make equitable adjustments to the A&R 2018 Plan and outstanding awards. In the event of a change in control of our company (as defined in the A&R 2018 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, all such awards will become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change of control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.
Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments
The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the A&R 2018 Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the A&R 2018 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

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Plan Amendment and Termination
The Board may amend or terminate the A&R 2018 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the A&R 2018 Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. No award may be granted pursuant to the A&R 2018 Plan after the tenth anniversary of the date on which our Board adopts the A&R 2018 Plan.
Withholding
As a condition to and with respect to the issuance, vesting, exercise payment or other taxable event related to any award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may be used to discharge minimum statutory tax withholding obligations (or such higher rate as determined by the plan administrator, which shall in no event exceed the applicable maximum statutory tax withholding rate).
Federal Income Tax Consequences
This discussion regarding federal tax consequences is intended for the general information of our stockholders, not participants in the A&R 2018 Plan. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.
Section 162(m) of the Code
Subject to certain limited exemptions, Section 162(m) of the Code denies an income tax deduction to any publicly held corporation for compensation paid to a “covered employee” to the extent such compensation in any taxable year exceeds $1 million. It is the Company’s policy to take into account the implications of Section 162(m) among all other factors reviewed in making compensation decisions. However, the plan administrator, while considering tax deductibility as one factor in determining compensation under the A&R 2018 Plan, will not limit compensation to those levels or types of compensation that will be deductible if it determines that an award is consistent with its philosophy and is in the Company’s and the stockholders’ best interests. Accordingly, some portion of the compensation paid to a Company executive under the A&R 2018 Plan may not be tax deductible by the Company under Section 162(m) of the Code.
Section 409A of the Code
Certain awards under the A&R 2018 Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Code or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A of the Code, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.
Federal Income Tax Treatment of Various Awards
Nonqualified Stock Options. An awardee of NSOs does not realize taxable income upon receiving an option, nor are we entitled to any deduction at the time of grant. Upon exercise of an NSO, the awardee realizes ordinary income, and we are entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. An awardee’s basis for the stock for the purpose of determining gain or loss on the subsequent disposition of the stock is the fair market value of the stock on the date of exercise.

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Incentive Stock Options. There is no taxable income to an awardee of ISOs either at the time of grant or upon exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is an “item of tax preference” for purposes of alternative minimum taxable income for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to us unless the optionee disposes of the stock within two years after the date of grant or within one year of the date the stock was transferred to the optionee. In that event, the difference between the option exercise price and the fair market value of the stock on the date of the exercise is taxed at ordinary income rates, and we are entitled to a deduction to the extent the employee must recognize ordinary income. An ISO that is exercised more than three months after a termination of employment other than due to the optionee’s death or disability is taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. We are entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.
Other Awards. The current federal income tax consequences of other awards authorized under the A&R 2018 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); and RSUs, dividend equivalents and other stock or cash based awards are generally recognize taxable ordinary income at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
New Plan Benefits
Except as set forth in the table below, which represents annual grants of restricted stock units to our non-employee directors pursuant to our director compensation policy that will be made on the date of the annual meeting, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the A&R 2018 Plan, as so amended on March 6, 2026, will be determined in the discretion of the plan administrator in the future, and the plan administrator has not made any determination to make future grants to any such persons under the A&R 2018 Plan, as so amended, as of the date of this proxy statement. Therefore, except as noted below (which reflects awards that are assumed to be made on an annual basis), it is not possible to determine the benefits that will be received in the future by participants in the A&R 2018 Plan, as so amended, or the benefits that would have been received by such participants if the A&R 2018 Plan, as so amended, had been in effect in the year ended December 31, 2025.

Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers:
Timothy P. Herbert	—	—
Richard J. Buchholz	—	—
Randall A. Ban	—	—
Bryan K. Phillips	—	—
Carlton W. Weatherby	—	—
All Current Executive Officers as a Group	—	—
All Current Non-Executive Directors as a Group	1,600,000.00(1)	—

All Employees, Excluding Executive Officers, as a Group	—	—

(1)
Each non-employee director serving on our Board will be awarded an award on the date of our Annual Meeting with a grant date value of $200,000 pursuant to our non-employee director compensation policy.

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Plan Benefits
The table below sets forth summary information concerning the number of shares of our Common Stock subject to awards granted to certain persons under the A&R 2018 Plan since its inception through February 23, 2026.
Certain awards set forth in this table for the named executive officers were granted in fiscal year 2025 and therefore also are included in the Summary Compensation Table and in the Grants of Plan-Based Awards – Fiscal 2025 Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in fiscal year 2025 and therefore also are included in the Director Compensation Table set forth in this Proxy Statement and are not additional awards.

Name and Position	Number of Options (#)	Number of RSUs (#)	Number of PSUs at “Target” (#)
Named Executive Officers:
Timothy P. Herbert	357,948	86,649	115,744
Richard J. Buchholz	100,606	7,770	16,579
Randall A. Ban	103,050	7,770	16,579
Bryan K. Phillips	30,750	34,402	40,936
Carlton W. Weatherby	8,828	41,365	46,839
All Current Executive Officers as a Group	473,083	250,661	307,738
All Current Non-Executive Directors as a Group	108,138	21,923	—
Each nominee for election as a director	—	—	—

Associate of any such directors, executive officers, or nominees
Each Other Person who Received or are to Receive 5% of Such Options or Rights	—	—	—
All Current and Previous Employees, Excluding Executive Officers, as a Group	2,930,525	2,608,654	665,475
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 regarding our common stock that may be issued under the 2007 Plan, the 2017 Plan, the 2018 Plan and the Inspire Medical Systems, Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”).

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, and Performance Stock Units	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units, and Performance Stock Units	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in column (a))
Plan category:	(a)	(b)	(c)
Equity compensation plans approved by stockholders
2007 Plan(1)	4,384	$1.15
2017 Plan(1)	5,749	$8.38
2018 Plan(2)	3,278,983	$98.26	1,319,587
2018 ESPP(3)	—	—	1,332,425
Equity compensation plans not approved by stockholders	—	—	—
Total	3,289,116	$97.97	2,652,012
(1)
The 2007 Plan terminated in accordance with its terms on November 28, 2017; however, outstanding stock options may continue to be exercised in accordance with their terms. In connection with our IPO, we adopted the 2018 Plan and do not make grants or awards under the 2017 Plan.

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PROPOSAL NO. 6

(2)
Pursuant to the terms of the 2018 Plan, the number of shares of common stock available for issuance under the 2018 Plan automatically increases on each January 1, until and including January 1, 2028, by an amount equal to the lesser of (a) 739,631 shares, (b) 4% of the number of shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (c) such smaller number of shares as is determined by our board of directors. The weighted average exercise price is calculated without taking into account restricted stock that will become issuable, without any cash consideration or other payment, as vesting requirements are achieved.

(3)
Pursuant to the terms of the 2018 ESPP, the number of shares reserved under the 2018 ESPP will automatically be supplemented each January 1, until and including January 1, 2028, by an amount of shares equal to the lesser of a) 184,908 shares, b) 1% of the shares outstanding on the final day of the immediately preceding calendar year, and c) such smaller number of shares as the board of directors may determine.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2018 INCENTIVE AWARD PLAN DESCRIBED ABOVE.

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PROPOSAL NO. 7
PROPOSAL NO. 7 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING
Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6.
The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal No. 5 or Proposal No. 6, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 5 or Proposal No. 6, as applicable.
If our stockholders approve this adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies in favor of Proposal No. 5 and/or Proposal No. 6. Among other things, approval of this Proposal No. 7 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal No. 5 or Proposal No. 6 such that either proposal would be defeated, we could adjourn the Annual Meeting without a vote on Proposal No. 5 or Proposal No. 6 and seek to convince the holders of those shares to change their votes to votes in favor of the applicable proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL NO. 5 AND/OR PROPOSAL NO. 6.

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Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of March 2, 2026 by:
•	each person, or group, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our NEOs for fiscal 2025; and
•	all directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 28,797,307 shares of our common stock outstanding as of March 2, 2026. Shares of our common stock that a person has the right to acquire within 60 days of March 2, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Inspire Medical Systems, Inc., 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416.

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STOCK OWNERSHIP

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of More than 5%:
BlackRock, Inc.(1)	3,353,407	11.5%
The Vanguard Group(2)	3,232,138	11.1%
Wellington Management Group LLP(3)	2,211,091	7.6%
Deerfield Partners, L.P.(4)	1,476,303	5.0%

Named executive officers and directors:
Timothy P. Herbert(5)	321,439	1.1%
Richard J. Buchholz(6)	71,829	*
Shawn T McCormick(7)	51,630	*
Casey M. Tansey(8)	51,200
Dana G. Mead, Jr.(9)	50,049	*
Bryan K. Phillips(10)	37,482	*
Gary L. Ellis(11)	17,938	*
Shelley G. Broader(12)	10,098	*
Carlton W. Weatherby(13)	9,232	*
Georgia Melenikiotou(14)	9,140	*
Cynthia B. Burks(15)	4,474	*
Myriam J. Curet, M.D.	2,904	*
Randall A. Ban(16)	1,383	*
All executive officers and directors as a group (15 individuals)(17)	648,701	2.2%

*	Represents less than 1%.
(1)
Based on a Schedule 13G/A filed with the SEC on October 17, 2025, by BlackRock, Inc., which reflects that BlackRock, Inc. has sole voting power with respect to 3,283,122 shares of our common stock and sole dispositive power with respect to 3,353,407 shares of our common stock. The address of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(2)
Based on a Schedule 13G/A filed with the SEC on October 4, 2024, by The Vanguard Group, which reflects that The Vanguard Group has shared voting power with respect to 13,889 shares, sole dispositive power with respect to 3,184,718 shares, and shared dispositive power with respect to 47,720 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on a Schedule 13G filed with the SEC on February 10, 2026, consists of 2,211,091 shares held of record by clients of one or more investment advisers, including Wellington Management Company LLP (collectively, the “Wellington Investment Advisers”). Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power over 1,934,784 shares and shared dispositive power over 2,211,091 shares. Wellington Management Company LLP has shared voting power over 1,932,301 shares and shared dispositive power over 2,113,023 shares. The business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(4)
Based solely on the Schedule 13G filed by such stockholders on November 13, 2025. Deerfield Partners, L.P. (“Deerfield Partners”), Deerfield Mgmt, L.P. (“Deerfield Mgmt”), Deerfield Management Company, L.P. (“Deerfield Management Company”) and James E. Flynn reported shared dispositive power and shared voting power over 1,476,303 shares of our common stock held directly by Deerfield Partners. Deerfield Mgmt is the general partner and Deerfield Management Company is the investment advisor, respectively, of Deerfield Partners. James E. Flynn is the managing partner of Deerfield Management Company. The principal business office address for the foregoing individual and entities is 345 Park Avenue South, 12th Floor, New York, NY 10010.

(5)
Includes for Mr. Herbert, (i) 63,658 shares of common stock held by a trust as to which Mr. Herbert may be deemed to have beneficial ownership, and (ii) 233,608 shares of common stock underlying options currently exercisable or exercisable within 60 days of March 2, 2026. As of March 2, 2026, Mr. Herbert had pledged as collateral under a line of credit 39,390 shares of common stock, which was approved in accordance with our Insider Trading Compliance Policy.

(6)
Includes for Mr. Buchholz, 29,908 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026, and 1,475 shares of common stock held by two (2) of his children (for a total amount of 2,950 shares). Mr. Buchholz served as our Chief Financial Officer until December 31, 2025 and as interim Chief Financial Officer from January 9, 2026 to February 13, 2026.

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STOCK OWNERSHIP

(7)
Includes for Mr. McCormick, (i) 3,000 shares of common stock held by a trust as to which Mr. McCormick serves as trustee and (ii) 23,784 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.

(8)
Includes for Mr. Tansey, (i) 500 shares of common stock held by each of his daughters’ irrevocable trusts (for a total amount of 1,000 shares) (ii) 27,784 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.

(9)	Includes for Mr. Mead, 27,784 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(10)	Includes for Mr. Phillips, 27,608 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(11)	Includes for Mr. Ellis, 11,180 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(12)	Includes for Ms. Broader, 5,531 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(13)	Includes for Mr. Weatherby, 5,430 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(14)	Includes for Ms. Melenikiotou, 4,974 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(15)	Includes for Ms. Burks, 1,823 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
(16)
Does not include 166 shares of common stock held by his daughter and 167 shares of common stock held by his son as to which Mr. Ban disclaims beneficial ownership. Mr. Ban retired and ceased serving as our Executive Vice President, Patient Access and Therapy Development on January 30, 2026.

(17)	Includes for all executive officers and directors as a group, 439,251 shares of common stock underlying stock options currently exercisable or exercisable within 60 days of March 2, 2026.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer, and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025 (and the beginning of 2026) other than one late Form 3 for Jason P. Kelly and Richard Buchholz, one Form 4 reporting one late transaction for each of Tim Herbert, Richard Buchholz, Carlton Weatherby, and Jason P. Kelly, two Form 4s each reporting one late transaction for John Rondoni, one Form 4 reporting four late transactions for Myriam Curet, and one Form 4 reporting two late transactions for Bryan Phillips.

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Certain Transactions With Related Persons
Policies and Procedures on Transactions with Related Persons
Our Board recognizes that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly-held common stock listed on the NYSE. Our related person transaction policy requires that the Audit Committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K (which are transactions, subject to specified exceptions, in which we were or are to be a participant, the amount involved exceeds $120,000 and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest). It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below was approved or ratified, to the extent applicable, in accordance with such policy.
On December 21, 2023, the Company entered into an agreement with Dudley Capital Partners, LLC (“Dudley”), an entity controlled by the Company’s Chief Executive Officer and President, Timothy P. Herbert (the “Cost Sharing Agreement”), pursuant to which the Company agreed to share the costs of a corporate suite at the XCEL Energy Center (the “Suite”). In August 2023, Dudley entered into an agreement with Saint Paul Arena Company, LLC, (the “Suite Agreement”) pursuant to which Dudley acquired certain rights to use the Suite for specified sporting and other events at XCEL Energy Center through August 31, 2026. Under the Suite Agreement, Dudley agreed to pay a suite fee of $240,000 per year (with each year beginning on September 1 and ending on August 31), which fee is to increase by 5% each year after the first year. Pursuant to the Cost Sharing Agreement, the Company will reimburse Dudley 50% of the yearly suite fee, payable in two annual installments, in exchange for the right to use the Suite for 50% of the scheduled events at XCEL Energy Center through August 31, 2026 (subject to ratable adjustment in the event that either Dudley or the Company uses the Suite for more than 50% of the total number of scheduled events). For the fiscal year ended December 31, 2025, the Company paid Dudley an aggregate of $190,892 under these agreements given the broader corporate benefit and usage that the Company received as a result of this arrangement.
Director and Officer Indemnification and Insurance
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs, and expenses, and have purchased directors’ and officers’ liability insurance.

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Stockholder Proposals And Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416, in writing not later than November 20, 2026.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on December 31, 2026 and no later than the close of business on January 30, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after April 30, 2027, then our secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

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General Information about the Annual Meeting and Voting
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Thursday, April 30, 2026 at 9:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting and will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/INSP2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (“Notice and Access Card”), on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on March 2, 2026 (such date, the “Record Date”).
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
•	Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
•	Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
•	Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.
•
Proposal No. 5: Approval of an amendment to our Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders.

•	Proposal No. 6: Approval of an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan.
•
Proposal No. 7: Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the SEC permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request or previously requested them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize, via the Internet, your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

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QUESTIONS AND ANSWERS

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card, and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 28,797,307 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) has an Inspire stock certificate or holds their Inspire shares in an account with our transfer agent, Equiniti Trust Company, LLC. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

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QUESTIONS AND ANSWERS

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1, 3, 4, 5, 6 and 7 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Broker non-votes will not impact the outcome of Proposal Nos. 1, 3, 4, 6 and 7. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal. Accordingly, we do not expect any broker non-votes with respect to Proposal No. 2. Broker non-votes will have the same effect as a vote “against” Proposal No. 5.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the Chair of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•	by telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or
•	by mail—You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on April 29, 2026. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/INSP2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/INSP2026.
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/INSP2026 on the day of the Annual Meeting.
•	Webcast starts at 9:00 a.m. Eastern Time, and online check-in begins at 8:45 a.m. Eastern Time.
•	You will need your 16-Digit Control Number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held

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QUESTIONS AND ANSWERS

in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We expect to reserve up to 15 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	repetitious statements already made by another stockholder;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”.
How does the Board recommend that I vote?
The Board recommends that you vote:
•	FOR the nominees to the Board set forth in this Proxy Statement.
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.
•	ONE YEAR on the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.
•
FOR the approval of an amendment to our Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders.

•	FOR the approval of an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan.
•
FOR an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6.

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QUESTIONS AND ANSWERS

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative FOR votes will be elected as Class II directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	None
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None	None(1)
Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None	None
Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers
The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that received the highest number of votes cast to be the frequency recommended by stockholders.
		“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	None	None

Proposal No. 5:
Approval of an amendment to our Seventh Amended and Restated Certificate of Incorporation to phase out the classified Board structure and provide for the annual election of all directors beginning with our 2029 annual meeting of stockholders
	The affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Same as vote “AGAINST”	Same as vote “AGAINST”

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QUESTIONS AND ANSWERS

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 6 Approval of an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None	None

Proposal No. 7
Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6
	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon	“FOR” “AGAINST” “ABSTAIN”	None	None

(1)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. Accordingly, we do not expect any broker non-votes with respect to this proposal. If, however, a broker does not exercise its discretion and does not vote on this proposal, the broker non-vote would have no effect on the outcome of this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than April 29, 2026;
•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on April 29, 2026;
•	submitting a properly signed proxy card with a later date that is received no later than April 29, 2026; or
•	attending the Annual Meeting, revoking your proxy, and voting again.
If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

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QUESTIONS AND ANSWERS

Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We have also engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the Annual Meeting. We expect to pay Innisfree approximately $40,000, plus reimbursement of reasonable out-of-pocket expenses. We may incur additional fees if we request additional services.
Who can I contact with questions?
If you have additional questions or need assistance voting, please contact Innisfree, our proxy solicitor. Stockholders may call 1-877-750-9497. Banks and brokers may call 1-212-750-5833.
Why hold a virtual meeting?
We are excited to continue using the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Inspire Medical Systems, Inc.	86	2026 Proxy Statement

2025 Annual Report
Our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, Inspire Medical Systems, Inc., 5500 Wayzata Blvd., Suite 1600, Golden Valley, MN 55416.
We hereby incorporate by reference the following items into this Proxy Statement: Items 7, 7A, 8 and 9 of Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Bryan K. Phillips Senior Vice President, General Counsel, and Corporate Secretary Golden Valley, Minnesota March 20, 2026

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Annex A
Proposed Amendment to the Amended and Restated Certificate of Incorporation
CERTIFICATE OF AMENDMENT
OF
THE SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INSPIRE MEDICAL SYSTEMS, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
The undersigned, for purposes of amending the Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of Inspire Medical Systems, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is Inspire Medical Systems, Inc. and the Corporation was originally incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 13, 2007.

2.
The Board of Directors of the Corporation duly adopted resolutions in accordance with Section 242 of the General Corporation Law of the State of Delaware setting forth amendments to the Certificate of Incorporation of the Corporation and declaring such amendments to be advisable. The resolutions setting forth the amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended by amending and restating Section 3 of Article EIGHTH thereof in its entirety to read as follows:
“3. [Reserved].”
RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation is hereby further amended by amending and restating Section 4 of Article EIGHTH thereof in its entirety to read as follows:
“4. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be initially divided into three classes, as nearly equal in number as possible and designated Class I, Class II, and Class III. The members of the Board of Directors already in office will remain in their current class. The Board of Directors is authorized to assign new members of the Board of Directors to Class I, Class II or Class III. Each of the directors elected as Class II directors at the 2026 annual meeting of the stockholders of the Corporation have been elected for a three-year term expiring at the 2029 annual meeting of stockholders. The term of the directors elected as Class III directors shall expire at the 2027 annual meeting of the stockholders of the Corporation and each of the directors to be elected as Class III directors at the 2027 annual meeting of the stockholders of the Corporation shall be elected for a two-year term. The term of the Class I directors shall expire at the 2028 annual meeting of the stockholders of the Corporation and each of the directors to be elected as Class I directors at the 2028 annual meeting of the stockholders of the Corporation shall be elected for a one-year term. From and after the 2029 annual meeting of the stockholders of the Corporation, the Board of Directors shall no longer be classified and at each succeeding annual meeting of the stockholders of the Corporation, each of the directors shall be elected for one-year terms. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

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RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation is hereby further amended by amending and restating Section 7 of Article EIGHTH thereof in its entirety to read as follows:
“7. Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed at any time (a) only as provided in Section 141(k) of the General Corporation Law of the State of Delaware and (b) only by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.”
RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation is hereby further amended by amending and restating Section 8 of Article EIGHTH thereof in its entirety to read as follows:
“8. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, if any, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.”
3.
The stockholders of the Corporation duly adopted such amendments at the annual meeting of stockholders held on  , 2026 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	Such amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this   day of    , 2026.

INSPIRE MEDICAL SYSTEMS, INC.

Bryan Phillips
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Inspire Medical Systems, Inc.	A-2	2026 Proxy Statement

Annex B
Proposed Amended and Restated 2018 Incentive Award Plan
INSPIRE MEDICAL SYSTEMS, INC. 2018 INCENTIVE AWARD PLAN
(Amended and Restated Effective [  ], 2026)
ARTICLE 1.
PURPOSE
The purpose of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Inspire Medical Systems, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the , International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under federal securities laws from time to time.
2.3 “Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.4 “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).
2.5 “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.
2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.7 “Board” shall mean the Board of Directors of the Company.

Inspire Medical Systems, Inc.	B-1	2026 Proxy Statement

2.8 “Change in Control” shall mean and includes each of the following:
(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.8(c)(i), 2.8(c)(ii) or 2.8(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or
(b) The Incumbent Directors cease for any reason to constitute a majority of the Board;
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the ~~Board’s~~Board’s approval of the execution of the initial agreement providing for such transaction; or
(d) The date which is 10 business days prior to the completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.10 “Committee” shall mean the Organization and Compensation Committee of the Board, or another committee or subcommittee of the Board or the Organization and Compensation Committee of the Board described in Article 11 hereof.
2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.
2.12 “Company” shall have the meaning set forth in Article 1.

Inspire Medical Systems, Inc.	B-2	2026 Proxy Statement

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.14 “Director” shall mean a member of the Board, as constituted from time to time.
2.15 “Director Limit” shall have the meaning set forth in Section 4.6.
2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.17 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.18 “Effective Date” shall have the ~~mean the day prior to the Public Trading Date~~meaning given to such term in Section 12.1(c).
2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.20 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.
2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.
2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.23 “Expiration Date” shall have the meaning given to such term in Section 12.1(c).
2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
~~Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.~~
2.25 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.26 “Holder” shall mean a person who has been granted an Award.

Inspire Medical Systems, Inc.	B-3	2026 Proxy Statement

2.27 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.28 “Incumbent Directors~~’~~” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or 2.8(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.29 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.30 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.31 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.32 “Option Term” shall have the meaning set forth in Section 5.4.
2.33 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.
2.34 “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.
2.35 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.36 “Plan” shall have the meaning set forth in Article 1.
2.37 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
~~2.38 “Public Trading Date” shall mean the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.~~
~~2.39~~2.38 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
~~2.40~~2.39 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
~~2.41~~2.40 “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
~~2.42~~2.41 “Securities Act” shall mean the Securities Act of 1933, as amended.
~~2.43~~2.42 “Shares” shall mean shares of Common Stock.

Inspire Medical Systems, Inc.	B-4	2026 Proxy Statement

~~2.44~~2.43 “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.
~~2.45~~2.44 “SAR Term” shall have the meaning set forth in Section 5.4.
~~2.46~~2.45 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
~~2.47~~2.46 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
~~2.48~~2.47 “Termination of Service” shall mean:
(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Sections 3.1(b) and 12.2 the aggregate number of Shares which may be issued or transferred pursuant to Awards ~~under the Plan is the sum of: (i) 1,386,809 and (ii) an annual increase on the first day of each year beginning in 2019 and ending in 2028, equal to the lesser of (A) 739,631 shares, (B) 4% of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (C) such smaller number of Shares as~~

Inspire Medical Systems, Inc.	B-5	2026 Proxy Statement

~~determined by the Board~~(including, without limitation, Incentive Stock Options) under the Plan is 9,903,857. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
(b) If any Shares subject to an Award are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, conversion or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
ARTICLE 4.
GRANTING OF AWARDs
4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.
4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall

Inspire Medical Systems, Inc.	B-6	2026 Proxy Statement

interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.
4.5 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
4.6 Non-Employee Director Awards.
(a) Director Limit. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during (i) the first calendar year of such Non-Employee Director’s service shall not exceed $1,000,000 and (ii) each subsequent calendar year of such Non-Employee Director’s service shall not exceed $500,000 (the “Director Limit”).
4.7 Minimum Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 12.2, no Award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting requirement; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this Section 4.7 shall not apply to: (a) any Substitute Awards, (b) any Awards delivered in lieu of fully-vested cash-based Awards (or other fully-vested cash awards or payments), (c) any Awards to Non-Employee Directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders and which is at least 50 weeks after the immediately preceding year’s annual meeting, or (d) any other Awards granted by the Administrator from time to time that result in the issuance of an aggregate of up to 5% of the share limitation contained in Section 3.1. In addition, the Administrator may provide that such one-year vesting restrictions may lapse or be waived upon the Participant’s Termination of Service and/or in connection with a Change in Control.
ARTICLE 5.
granting OF OPTIONS and stock appreciation rights
5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking

Inspire Medical Systems, Inc.	B-7	2026 Proxy Statement

Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.
5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
5.4 Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than, in the case of Incentive Stock Options, a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.
5.5 Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.
5.6 Substitution of Stock Appreciation Rights; Early Exercise of Options. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option. The Administrator may provide in the terms of an Award Agreement that the Holder may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

Inspire Medical Systems, Inc.	B-8	2026 Proxy Statement

ARTICLE 6.
EXERCISE OF OPTIONS and STOCK APPRECIATION RIGHTS
6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2 Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person designated by the Administrator, or his, her or its office, as applicable:
(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.
(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.
6.3 Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.
6.4 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

Inspire Medical Systems, Inc.	B-9	2026 Proxy Statement

ARTICLE 7.
AWARD OF RESTRICTED STOCK
7.1 Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Shares are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3.
7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.
7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.
7.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.
Award of restricted stock units
8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

Inspire Medical Systems, Inc.	B-10	2026 Proxy Statement

8.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that the value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.
8.5 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.
8.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall be payable only while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.
ARTICLE 9.
award of OTHER STOCK OR CASH BASED AWARDS and DIVIDENDS AND DIVIDEND
EQUIVALENTS
9.1 Other Stock or Cash Based Awards. The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2 Dividends and Dividend Equivalents. Dividends and Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. ~~In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall be paid out only to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.~~ Notwithstanding the foregoing, ~~no~~such dividends or Dividend Equivalents ~~shall~~, whether credited in cash or Shares, on all Awards shall only be paid if, and when, and to the extent the Award becomes vested. In no event shall dividends or Dividend Equivalents be payable with respect to Options or Stock Appreciation Rights.

Inspire Medical Systems, Inc.	B-11	2026 Proxy Statement

ARTICLE 10.
ADditional terms of awards
10.1 Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for any minimum period of time as may be established by the Administrator having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be no greater than the number of Shares that have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
10.3 Transferability of Awards.
(a) Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and
(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

Inspire Medical Systems, Inc.	B-12	2026 Proxy Statement

(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4 Conditions to Issuance of Shares.
(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

Inspire Medical Systems, Inc.	B-13	2026 Proxy Statement

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.5 Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
10.6 Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.
10.7 Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).
10.8 Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries and details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may

Inspire Medical Systems, Inc.	B-14	2026 Proxy Statement

cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.
ARTICLE 11.
ADMINISTRATION
11.1 Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.
11.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
11.3 Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.4 Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a) Designate Eligible Individuals to receive Awards;
(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

Inspire Medical Systems, Inc.	B-15	2026 Proxy Statement

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 12.2.
11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.
11.6 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1 Amendment, Suspension or Termination of the Plan.
(a) Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.5 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b) Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action:

Inspire Medical Systems, Inc.	B-16	2026 Proxy Statement

(i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.
(c) The Plan originally became effective on May 2, 2018. The Board approved this amended and restated Plan on March 6, 2026, subject to the approval of the Company’s stockholders, and the amended and restated Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the ~~earlier of (i) the~~ date on which the amended and restated Plan was adopted by the Board ~~or (ii) the date the Plan was approved by the Company’s stockholders~~ (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.
12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan~~, and adjustments of the Award Limit~~); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6.
(b) In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:
(i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);
(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to such Award, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;
(v) To replace such Award with other rights or property selected by the Administrator; and/or

Inspire Medical Systems, Inc.	B-17	2026 Proxy Statement

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.
(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):
(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or
(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan ~~and adjustments of the Award Limit~~).
(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 12.2, such Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award continues in effect or is assumed or an equivalent Award substituted, and a Holder incurs a Termination of Service without “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award) upon or within twelve (12) months following a Change in Control, then such Holder shall be fully vested in such continued, assumed or substituted Award.
(e) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (or any portion thereof), the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(f) For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
(g) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(h) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.
(i) The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds,

Inspire Medical Systems, Inc.	B-18	2026 Proxy Statement

debentures, preferred or prior preference stocks the rights of which are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(j) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
12.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.
12.4 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
12.9 Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of without regard to conflicts of laws thereof or of any other jurisdiction.
12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to

Inspire Medical Systems, Inc.	B-19	2026 Proxy Statement

Section 409A, and such Award or other amount is payable on account of a Participant’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
12.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.
12.12 Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.13 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.14 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
12.15 Section 162(m) Reliance Period. To the maximum extent permitted under Section 162(m) of the Code and Applicable Law, Awards under this Plan shall not be subject to the deduction limit set forth in U.S. Treasury Regulation 1.162-27(b) pursuant to Section 162(m) of the Code and the rules and regulations promulgated thereunder, to the extent such Awards may qualify for any post-public offering reliance period deduction limit exception set forth in U.S. Treasury Regulation 1.162-27(f) (or any successor thereto), and the Plan and Award Agreements shall be interpreted accordingly.
* * * * *

Inspire Medical Systems, Inc.	B-20	2026 Proxy Statement

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Inspire Medical Systems, Inc. on ____________ __, ~~2018~~2026.
* * * * *
I hereby certify that the foregoing Plan was approved by the stockholders of Inspire Medical Systems, Inc. on ____________ __, ~~2018~~2026.
Executed on this ____ day of _______________, ~~2018~~2026.

Corporate Secretary

Inspire Medical Systems, Inc.	B-21	2026 Proxy Statement

Annex C

Reconciliation of Non-GAAP Financial Measures
This proxy statement includes non-GAAP financial measures. These non-GAAP financial measures are presented because we believe they are useful indicators of our operating performance and facilitate a more meaningful trend analysis without the distortion of various adjustment items. Management uses these measures principally as measures of our underlying operating performance, trends and for planning purposes, including the preparation of our annual operating plan and financial projections. We believe these measures are useful to investors as supplemental information and because they are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We also believe these non-GAAP financial measures are useful to our management and investors as a measure of comparative operating performance from period to period.
We define Adjusted operating income as operating income or loss adjusted for items that are not indicative of our ongoing operations. Operating income is the most directly comparable GAAP financial measure to adjusted operating income. We define adjusted operating margin as adjusted operating income divided by revenue. Operating margin is the most directly comparable GAAP financial measure to adjusted operating margin. Adjusted net income is defined as net income or loss, adjusted for items that are not indicative of our ongoing operations. Net income is the most directly comparable GAAP financial measure to adjusted net income. Adjusted net income per diluted share is calculated as adjusted net income divided by the dilutive weighted average shares outstanding. Net income per diluted share is the most directly comparable GAAP financial measure to adjusted net income per diluted share. We define adjusted EBITDA as net income or loss, less interest income, plus interest expense, plus income tax expense, plus depreciation and amortization, plus stock-based compensation expense, less non-operating income, adjusted for items that are not indicative of our ongoing operations. Net income is the most directly comparable GAAP financial measure to adjusted EBITDA. We define adjusted EBITDA margin and Adjusted EBITDA divided by revenue. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are included below. Our definition of these non-GAAP financial measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation.
These non-GAAP financial measures should not be considered as an alternative to, or superior to, the most directly comparable GAAP financial measures, as measures of financial performance or cash flows from operations, as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and they should not be construed to imply that our future results will be unaffected by unusual or non-recurring items. In addition, Adjusted EBITDA is not intended to be a measure of cash flow for management's discretionary use, as it does not reflect certain cash requirements such as tax payments, capital expenditures and certain other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. In evaluating our non-GAAP financial measures, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on our GAAP results in addition to using non-GAAP financial measures on a supplemental basis.

Inspire Medical Systems, Inc.	C-1	2026 Proxy Statement

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income (in thousands)

Year Ended December 31, 2025
Net income	$145,422
Stock-based compensation expense(1)	8,385
Legal fees(2)	3,044
Asset impairment charge(3)	4,046
Release of valuation allowance(4)	(88,751)
Adjusted net income	$72,146

(1)
Represents accelerated stock-based compensation expense for certain employees who are retirement eligible in accordance with the implementation of changes to the treatment of equity awards under the Inspire Medical Systems, Inc. 2018 Incentive Award Plan upon the holder’s death, disability, or retirement.

(2)
These costs represent legal-related expenses related to (a) a civil investigative demand from the Department of Justice, (b) a patent infringement suit that we filed against Nyxoah S.A. and its wholly-owned subsidiary, Nyxoah, Inc. (“Nyxoah”), and (c) a patent infringement suit brought against us by Nyxoah. These costs do not reflect costs associated with our normal ongoing operations.

(3)
Represents a non-cash impairment of a strategic investment, which does not reflect costs associated with our ongoing operations, and was recorded in other expense (income), net in the consolidated statements of operations and comprehensive income (loss).

(4)	Non-recurring income tax benefit of the release of the valuation allowance against net deferred tax assets.
Reconciliation of GAAP Net Income per Diluted Share to Non-GAAP Adjusted Net Income Per Diluted Share

Year Ended December 31, 2025
Net income per diluted share	$4.89
Stock-based compensation expense(1)	0.28
Legal fees(2)	0.10
Asset impairment charge(3)	0.14
Release of valuation allowance(4)	(2.99)
Adjusted net income per diluted share	$2.42

(1)
Represents accelerated stock-based compensation expense for certain employees who are retirement eligible in accordance with the implementation of changes to the treatment of equity awards under the Inspire Medical Systems, Inc. 2018 Incentive Award Plan upon the holder’s death, disability, or retirement.

(2)
These costs represent legal-related expenses related to (a) a civil investigative demand from the Department of Justice, (b) a patent infringement suit that we filed against Nyxoah S.A. and its wholly-owned subsidiary, Nyxoah, Inc. (“Nyxoah”), and (c) a patent infringement suit brought against us by Nyxoah. These costs do not reflect costs associated with our normal ongoing operations.

(3)
Represents a non-cash impairment of a strategic investment, which does not reflect costs associated with our ongoing operations, and was recorded in other expense (income), net in the consolidated statements of operations and comprehensive income (loss).

(4)	Non-recurring income tax benefit of the release of the valuation allowance against net deferred tax assets.

Inspire Medical Systems, Inc.	C-2	2026 Proxy Statement

Reconciliation of GAAP Operating Margin to Non-GAAP Adjusted Operating Margin

Year Ended December 31, 2025
Operating margin(1)	5.6%
Stock-based compensation expense(2)	1.3%
Legal fees(3)	0.4%
Adjusted operating margin(4)	7.3%

(1)	Operating margin is calculated as operating income (loss) divided by total revenue.
(2)
Represents accelerated stock-based compensation expense for certain employees who are retirement eligible in accordance with the implementation of changes to the treatment of equity awards under the Inspire Medical Systems, Inc. 2018 Incentive Award Plan upon the holder’s death, disability, or retirement.

(3)
These costs represent legal-related expenses related to (a) a civil investigative demand from the Department of Justice, (b) a patent infringement suit that we filed against Nyxoah S.A. and its wholly-owned subsidiary, Nyxoah, Inc. (“Nyxoah”), and (c) a patent infringement suit brought against us by Nyxoah. These costs do not reflect costs associated with our normal ongoing operations.

(4)	Adjusted operating margin is calculated as adjusted operating margin divided by total revenue.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (in thousands)

	Year Ended December 31,
	2024	2025
Net income	$53,509	$145,422
Interest and dividend income	(23,247)	(17,536)
Interest expense	22	137
Income tax expense (benefit)	4,944	(79,725)
Depreciation and amortization	6,550	13,957
EBITDA	41,778	62,255
Stock-based compensation expense(1)	116,007	130,259
Legal fees(2)	—	4,050
Asset impairment charge(3)	—	4,046
Adjusted EBITDA	$157,785	$200,610

(1)	Total stock-based compensation expense.
(2)
These costs represent legal-related expenses related to (a) a civil investigative demand from the Department of Justice, (b) a patent infringement suit that we filed against Nyxoah S.A. and its wholly-owned subsidiary, Nyxoah, Inc. (“Nyxoah”), and (c) a patent infringement suit brought against us by Nyxoah. These costs do not reflect costs associated with our normal ongoing operations.

(3)
Represents a non-cash impairment of a strategic investment, which does not reflect costs associated with our ongoing operations, and was recorded in other expense (income), net in the consolidated statements of operations and comprehensive income (loss).

Inspire Medical Systems, Inc.	C-3	2026 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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V86932-P45134 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSPIRE MEDICAL SYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gary L. Ellis
02) Georgia Melenikiotou
03) Dana G. Mead, Jr.

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 5, 6 and 7:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V86933-P45134

INSPIRE MEDICAL SYSTEMS, INC.
Annual Meeting of Stockholders
April 30, 2026, 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Timothy Herbert and Matthew Osberg, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INSPIRE MEDICAL SYSTEMS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on April 30, 2026, at www.virtualshareholdermeeting.com/INSP2026 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side